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                                                                    EXHIBIT 10.1














                  LOAN AND SECURITY AGREEMENT - REVOLVING LOANS

                            DATED AS OF JUNE 16, 2004

                                     BETWEEN

                         BRIDGE HEALTHCARE FINANCE, LLC

                                   AS LENDER,

                                       AND

                           CRDENTIA CORP. ("CRDENTIA")
                     BAKER ANDERSON CHRISTIE, INC.("BAKER")
                     NURSES NETWORK, INC.("NURSES NETWORK")
                       NEW AGE STAFFING, INC. ("NEW AGE")
                          PSR NURSES, LTD. ("PSR LTD.")
                  PSR NURSE RECRUITING, INC. ("PSR RECRUITING")
                   PSR NURSES HOLDINGS CORP. ("PSR HOLDING"),


                                   AS BORROWER



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                                TABLE OF CONTENTS

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1.       DEFINITIONS...........................................................1

2.       LOANS.................................................................3

         (a)      Revolving Loans..............................................3

         (c)      Notes........................................................5

4.       INTEREST, FEES AND CHARGES............................................5

         (a)      Interest Rate................................................5

         (b)      Fees and Charges.............................................5

         (c)      Maximum Interest.............................................6

5.       COLLATERAL............................................................7

         (a)      Grant of Security Interest to Lender.........................7

         (b)      Other Security...............................................7

         (c)      Possessory Collateral........................................8

         (d)      Electronic Chattel Paper.....................................8

         (e)      Letter-of-Credit Rights......................................8

         (f)      Third-Party Collateral.......................................8

         (g)      Deposit Account..............................................8

         (h)      Insurance Proceeds...........................................8

6.       PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS
         THEREIN...............................................................9

7.       POSSESSION OF COLLATERAL AND RELATED MATTERS..........................9

8.       COLLECTIONS...........................................................9

9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.........11

         (a)      Borrowing Base Reports......................................11

         (b)      Monthly Reports.............................................11

         (c)      Financial Statements........................................12

         (d)      Annual Projections..........................................12

         (e)      Explanation of Budgets and Projections......................12

         (f)      Invoices and Billing Statements.............................12

         (g)      Obligor Financial Statements and Tax Returns................12

         (h)      Other Information...........................................13

         (i)      Post-Closing Review.........................................13

         (j)      Public Reporting............................................13

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                                TABLE OF CONTENTS

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10.      TERMINATION; AUTOMATIC RENEWAL; EARLY TERMINATION FEE................13

11.      REPRESENTATIONS AND WARRANTIES.......................................14

         (a)      Financial Statements and Other Information..................14

         (b)      Locations; Certain Collateral...............................14

         (c)      Loans by Borrower...........................................15

         (d)      Accounts....................................................15

         (e)      Liens.......................................................15

         (f)      Organization, Authority and No Conflict.....................15

         (g)      Litigation..................................................16

         (h)      Compliance with Laws and Maintenance of Permits.............16

         (i)      Affiliate Transactions......................................16

         (j)      Names and Trade Names.......................................16

         (k)      Equipment...................................................16

         (l)      Enforceability..............................................16

         (m)      Solvency....................................................16

         (n)      Indebtedness................................................17

         (o)      Margin Security and Use of Proceeds.........................17

         (p)      Parent, Subsidiaries and Affiliates.........................17

         (q)      No Defaults.................................................17

         (r)      Employee Matters............................................17

         (s)      Intellectual Property.......................................17

         (t)      Environmental Matters.......................................17

         (u)      ERISA Matters...............................................18

         (v)      Eligible Accounts...........................................18

         (w)      Reimbursement; .............................................20

         (x)      Compliance with Healthcare Regulations......................20

         (y)      Immigration Matters.........................................20

         (z)      Licenses, Permits, etc......................................20

         (aa)     Collective Enterprise.......................................21

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12.      AFFIRMATIVE COVENANTS................................................21

         (a)      Maintenance of Records......................................21

         (b)      Notices.....................................................21

         (c)      Compliance with Laws and Maintenance of Permits.............23

         (d)      Inspection and Audits.......................................23

         (e)      Insurance...................................................24

         (f)      Collateral..................................................25

         (g)      Use of Proceeds.............................................25

         (h)      Taxes.......................................................25

         (i)      Intellectual Property.......................................25

         (j)      Staffing Contracts..........................................26

         (k)      Billing and Collection System...............................26

13.      NEGATIVE COVENANTS...................................................26

         (a)      Indebtedness................................................26

         (b)      Liens.......................................................26

         (c)      Mergers, Sales, Acquisitions, Subsidiaries and Other
                  Transactions Outside the Ordinary Course of Business........26

         (d)      Dividends and Distributions.................................28

         (e)      Investments; Loans..........................................28

         (f)      Fundamental Changes, Line of Business.......................28

         (g)      Equipment...................................................28

         (h)      Affiliate Transactions......................................29

         (i)      Settling of Accounts........................................29

         (j)      Restricted Payments.........................................29

14.      FINANCIAL COVENANTS..................................................29

         (a)      Tangible Net Worth..........................................30

         (c)      Minimum EBITDA..............................................31

         (d)      Capital Expenditure Limitations.............................31

         (e)      Operating Lease Obligations.................................31

15.      DEFAULT..............................................................31

         (a)      Payment.....................................................31

         (b)      Breach of This Agreement, the Other Agreements and the
                  Term Loan Agreement.........................................31

         (c)      Breach of Subordination Agreement...........................32

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         (d)      Breaches of Other Obligations...............................32

         (e)      Breach of Representations and Warranties....................32

         (f)      Loss of Collateral..........................................32

         (g)      Levy, Seizure or Attachment.................................32

         (h)      Bankruptcy or Similar Proceedings...........................32

         (i)      Appointment of Receiver.....................................32

         (j)      Judgment....................................................33

         (k)      Default or Revocation of Guaranty...........................33

         (l)      Change of Ownership/Management..............................33

         (m)      Material Adverse Change.....................................33

         (n)      Governmental Authorizations.................................33

         (o)      Lockbox Account Instructions................................33

         (p)      Failure to Maintain Third-Party Payroll Tax Service
                  Provider....................................................34

16.      REMEDIES UPON AN EVENT OF DEFAULT....................................34

17.      CONDITIONS PRECEDENT.................................................34

18.      JOINT AND SEVERAL LIABILITY..........................................36

19.      RELEASES; INDEMNITIES................................................39

20.      NOTICE...............................................................39

21.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...............40

22.      MODIFICATION AND BENEFIT OF AGREEMENT................................40

23.      HEADINGS OF SUBDIVISIONS.............................................41

24.      POWER OF ATTORNEY....................................................41

25.      CONFIDENTIALITY......................................................41

26.      BROKERAGE FEES.......................................................41

27.      PUBLICITY............................................................41

28.      LIMITATION OF ACTIONS................................................42

29.      LIABILITY............................................................42

30.      COUNTERPARTS.........................................................42

31.      ELECTRONIC SUBMISSIONS...............................................43

32.      WAIVER OF JURY TRIAL; OTHER WAIVERS..................................43

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ANNEX 1 - DEFINITIONS

EXHIBIT A - BORROWING BASE CERTIFICATE

EXHIBIT B - COMPLIANCE CERTIFICATE

EXHIBIT C - CLOSING CHECKLIST

EXHIBIT D - INFORMATION CERTIFICATE

EXHIBIT E - NOTICE OF BORROWING

SCHEDULE 1 - PERMITTED LIENS

SCHEDULE 11(b) - BUSINESS AND COLLATERAL LOCATIONS

SCHEDULE 11(b) - CERTAIN COLLATERAL

SCHEDULE 11(g) - LITIGATION

SCHEDULE 11(i) - AFFILIATE TRANSACTIONS

SCHEDULE 11(j) - NAMES & TRADE NAMES

SCHEDULE 11(n) - INDEBTEDNESS

SCHEDULE 11(p) - PARENT, SUBSIDIARIES AND AFFILIATES

SCHEDULE 11(q) - DEFAULTS

SCHEDULE 11(t) - ENVIRONMENTAL MATTERS

SCHEDULE 11(z) - LICENSES AND PERMITS


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                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT") made this 16th day of June, 2004 by and between BRIDGE HEALTHCARE FINANCE, LLC ("LENDER"), and Crdentia Corp. ("Crdentia"), Baker Anderson Christie, Inc.("Baker"), Nurses Network, Inc.("Nurses Network"), New Age Staffing, Inc. ("New Age"), PSR Nurses, Ltd. ("PSR Ltd."), PSR Nurse Recruiting, Inc. ("PSR Recruiting"), PSR Nurses Holdings Corp. ("PSR Holding") each, having its principal place of business at 14114 Dallas Parkway, Suite 600, Dallas, Texas 75254 ("BORROWER").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Borrower may, from time to time, request Loans from Lender, and the parties wish to provide for the terms and conditions upon which such Loans or other financial accommodations, if made by Lender, shall be made;

         WHEREAS, Borrower has, as of the date hereof, entered into that certain Loan and Security Agreement - Term Loan with Bridge Opportunity Finance, LLC, which Term Loan shall be secured by a second priority security interest in the Collateral;

         NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) hereafter made to Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, the parties agree as follows:

         1.       DEFINITIONS.

                  (a) DEFINED TERMS. For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth in ANNEX I attached hereto and made a part hereof.

                  (b) ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to the Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of the Borrower on the date of this Agreement. If any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to the Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of the

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Borrower will be the same after such changes as they were before such changes;
and, if the parties fail to agree on the amendment of such provisions, the Borrower will furnish financial statements in accordance with such changes but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes.

                  (c) TERMS DEFINED IN UCC. The terms "ACCOUNT", "ACCOUNT DEBTOR", "CERTIFICATED SECURITY", "CHATTEL PAPER", "COMMERCIAL TORT CLAIM", "DEPOSIT ACCOUNT", "DOCUMENT", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FINANCIAL ASSET", "FIXTURE", "GENERAL INTANGIBLE", "GOODS", "HEALTH-CARE-INSURANCE RECEIVABLES", "INSTRUMENT", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PAYMENT INTANGIBLE", "PROCEEDS", "SECURITY", "SECURITIES ACCOUNT", "SECURITY ENTITLEMENT", "SOFTWARE", "SUPPORTING OBLIGATION", "TANGIBLE CHATTEL PAPER" and "UNCERTIFICATED SECURITY" shall have the respective meanings assigned to such terms in the UCC. All other capitalized words and phrases used herein and not otherwise specifically defined shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

                  (d) OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word "Borrower" shall be so construed. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Schedule, Exhibit and like references are references to this Agreement unless otherwise specified. The word "including" shall mean "including, without limitation". An Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in accordance with SECTION 32(E) hereof. References in this Agreement to any party shall include such party's successors and permitted assigns. References to any "Section" shall be a reference to such Section of this Agreement unless otherwise stated. To the extent any of the provisions of the Other Agreements are inconsistent with the terms of this Loan Agreement, the provisions of this Loan Agreement shall govern. This Agreement and the Other Agreements are the result of negotiations among and have been reviewed by counsel to the Lender, Borrower and any other parties thereto, are product of all parties and, accordingly, they shall not be construed against the Lender.

                  (e) REFERENCES TO AGREEMENTS, ENACTMENTS, ETC. Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of this Agreement or any Other Agreement, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

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         2.       LOANS.

                  (a) Revolving Loans. Subject to the terms and conditions of this Agreement and the Other Agreements, during the Term, Lender shall, absent a Default or an Event of Default, make revolving loans and advances (the "REVOLVING LOANS") in an amount up to the sum of the following sublimits (the "REVOLVING BORROWING BASE AMOUNT"):

                           (i) Up to eighty five percent (85%), or such lesser
                  percentage as determined by Lender in its sole discretion exercised in good faith, of Borrowers' Eligible Accounts (as such Borrowers exist as of the Closing Date); provided that such advance rate shall be reduced by one (1) percentage point for each whole or partial percentage point by which Dilution (as determined by Lender in good faith based on the results of the most recent twelve (12) month period for which Lender has conducted a field audit of Borrower) exceeds five percent (5%); PLUS

                           (ii) Accounts that are unbilled and aged less than
                  seven (7) days from the date that the applicable Staffing Services were rendered or delivered not to exceed an aggregate amount of $250,000 at any time, provided that Lender determines that satisfactory documentation exists to generate valid invoices for such unbilled Eligible Accounts; MINUS

                           (iii) such reserves against Eligible Accounts as
                  Lender elects, in its good faith credit judgment, determined in good faith, to establish, increase, or decrease from time to time;

provided that the Revolving Borrowing Base Amount shall in no event exceed Fifteen Million Dollars ($15,000,000) (the "MAXIMUM REVOLVING LOAN LIMIT") except as such amount may be increased or decreased by Lender, in its sole discretion.

The aggregate unpaid principal balance of the Revolving Loans shall not at any time exceed the lesser of the (x) Revolving Borrowing Base Amount and (y) the Maximum Revolving Loan Limit. If at any time the amount of outstanding Revolving Loans exceeds either the Revolving Borrowing Base Amount or the Maximum Revolving Loan Limit, or any portion of the Revolving Loans exceeds any applicable sublimit within the Revolving Borrowing Base Amount, Borrowers shall immediately, and without the necessity of demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess and Lender shall apply such payment to the Obligations in such order as Lender shall determine in its sole discretion.

                  Subject to the terms and conditions of this Agreement, Revolving Loans shall be made against the Revolving Borrowing Base Amount. The Revolving Borrowing Base Amount shall be determined by Lender (including the eligibility of Accounts) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with this Agreement and such other information as may be available to Lender. Without limiting any other rights and remedies of Lender hereunder or under the other Loan Documents, the Revolving Loans shall be subject to Lender's continuing right to withhold from the Revolving Borrowing Base Amount reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Collateral or


                                       3
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possible non-payment of any of the Obligations or for any taxes or customs duties or in respect of any state of facts which may constitute an Event of Default. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts which would otherwise be Eligible Accounts, so as to reduce the Revolving Borrowing Base Amount by the amount of the intended reserves. Lender, in its discretion, may further adjust the Revolving Borrowing Base Amount by applying percentages (known as "liquidity factors") to Eligible Accounts by payor class based upon Borrower's actual recent collection history for each such payor class. Such liquidity factors may be adjusted by Lender from time to time as warranted by Lender's underwriting practices and procedures and using its discretion.

                  Borrower hereby authorizes Lender, in its sole discretion, to charge any of Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under this Agreement or the Other Agreements.

                  A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: Borrowing Agent may give Lender same-day notice, no later than 11:00 a.m. Central time on such day, of its request for a Revolving Loan by submitting a Notice of Borrowing, in which notice Borrowing Agent shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default or an event which, with the passage of time or giving of notice, will become an Event of Default. In the event that Borrower maintains a controlled disbursement account with Lender, each check presented for payment against such controlled disbursement account and any other charge or request for payment against such controlled disbursement account shall constitute a request for a Revolving Loan. Borrowing Agent's Notice of Borrowing shall be accompanied with a certificate, on a form designated by Lender and in substance satisfactory to Lender, certifying the amount of the Borrowing Base and providing such backup information as Lender shall deem necessary. Lender may from time to time change the form of such Borrowing Base Certificate and/or Notice of Borrowing and shall at all times have the right to request a separate Borrowing Base Certificate from each entity constituting the Borrower. As an accommodation to Borrower, Lender may permit electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower, and Lender shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

                  Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Loan requested by Borrowing Agent, or deemed to be requested by Borrowing Agent, as follows: the proceeds of each Revolving Loan requested under SECTION 2(a) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrowing Agent, and in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by Borrowing Agent and Lender from time to time, or elsewhere if pursuant to a written direction from Borrowing Agent.

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                  (b) The Revolving Loans and all other Obligations shall be repaid on the last day of the Term.

                  (c) Notes. The Loans shall, in Lender's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to Lender. However, if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by Lender.

         3.       [LEFT BLANK]

         4.       INTEREST, FEES AND CHARGES.

                  (a) Interest Rate.

                  Each Revolving Loan shall bear interest at the rate of three percent (3.0%) per annum in excess of the Prime Rate in effect from time to time, which rate shall not be less than nine and one-half percent (9.5%), all such interest to be payable on the first Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default and during the continuance thereof, each Loan shall bear interest at the rate of four percent (4%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

                  (b) Fees and Charges.

                           (i) CLOSING FEE: Borrower shall pay to Lender a
                  closing fee of One Hundred Fifty Thousand Dollars ($150,000), which fee shall be fully earned on the Closing Date and payable as follows: (x) $50,000 on the Closing Date, and (y) $10,000 on Friday of each week after the Closing Date beginning on June 25, 2004 until the remaining $100,000 balance due after the Closing Date has been paid in full or until the consummation of the first Permitted Acquisition upon which date any remaining balance shall be paid.

                           (ii) UNUSED LINE FEE: Borrower shall pay to Lender an
                  unused line fee of one-half percent (0.50%) per annum of the difference between the Maximum Revolving Loan Limit and the average daily balance of the Revolving Loans for each month, which fee shall be fully earned by Lender and payable monthly in arrears on the first Business Day of each month. Said fee shall be calculated on the basis of a 360-day year.

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                           (iii) COLLATERAL MONITORING FEE: On the first
                  Business Day of each calendar month following the Closing Date, Borrower shall pay Lender a monthly collateral monitoring fee of Four Thousand and No/100 Dollars ($4,000) with respect to the Revolving Loans (pro rated for the first month, if it is a partial month), which fee shall be deemed earned at the beginning of each month.

                           (iv) COSTS AND EXPENSES: Borrower shall reimburse
                  Lender for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees (whether for internal or outside counsel), incurred by Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between Borrower and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs and surveys (ii) collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Obligations; and (iv) administration and enforcement of any of Lender's rights under this Agreement or any Other Agreement. Borrower shall also pay all normal service charges with respect to all accounts maintained by Borrower with Lender and any additional services requested by Borrower from Lender. All such costs, expenses and charges shall, if owed to Lender, be reimbursed by Lender and, in such event or in the event such costs and expenses are owed to Lender, shall constitute Obligations hereunder, shall be payable by Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                           (v) CAPITAL ADEQUACY CHARGE. If Lender shall have
                  determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on such party's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then, from time to time after submission by Lender to Borrower of a written demand therefor ("CAPITAL ADEQUACY DEMAND") together with the certificate described below, Borrower shall pay to Lender such additional amount or amounts ("CAPITAL ADEQUACY CHARGE") as will compensate Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Lender claiming entitlement to payment as set forth above shall be deemed presumptively correct in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Lender, and the method by which such amount was determined. In determining such amount, Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

                  (c) Maximum Interest. It is the intent of the parties that the rate of interest and other charges to Borrower under this Agreement and the Other Agreements shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to Borrower.

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

         5.       COLLATERAL.

                  (a) GRANT OF SECURITY INTEREST TO LENDER. As security for the payment of all Loans now or in the future made by Lender to Borrower hereunder and for the payment or other satisfaction of all other Obligations, Borrower hereby assigns to Lender and grants to Lender a first priority security interest (subject only to Liens of BOF and other Permitted Liens) in the following property of Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all Intellectual Property, licenses, software, franchises, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, Payment Intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory; (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) Commercial Tort Claims listed on SCHEDULE 11(B) hereto from time to time; (i) any other property of Borrower now or hereafter in the possession, custody or control of Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrower's books and records relating to any of the foregoing and to Borrower's business. The foregoing notwithstanding, the Collateral shall not be deemed to include any right, title, interest, claim or demand of Borrower in and to any agreement, document, license or instrument which relates to the foregoing Collateral to the extent such agreement, document, license or instrument is not assignable or capable of being encumbered as a matter of law or under the terms of the agreement, document or instrument applicable thereto or such grant would result in a breach of the terms of such agreement, document, license, or instrument (but, in each case, solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the applicable party thereto, and, in each case, only to the extent that any such term would not be rendered ineffective pursuant to Section 9406, 9407, 9408 or 9409 of the Uniform Commercial Code of any relevant jurisdiction.

                  (b) OTHER SECURITY. Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of Borrower under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any Lien asserted by any Person in, upon or against the Collateral, provided, that Lender may take such actions with respect to Permitted Liens only after the occurrence and during the continuance of an Event of Default. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Obligations payable by Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (c) POSSESSORY COLLATERAL. Immediately upon Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of Certificated Securities, Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as Borrower's attorney and agent-in-fact, to endorse or assign the same on Borrower's behalf.

                  (d) ELECTRONIC CHATTEL PAPER. To the extent that Borrower obtains or maintains any Electronic Chattel Paper, Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and, except as otherwise provided in clauses (iv),
(v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

                  (e) LETTER-OF-CREDIT RIGHTS. If Borrower at any time is a beneficiary under a letter of credit now or hereafter issued in favor of Borrower, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit, or (ii) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in this Agreement.

                  (f) THIRD-PARTY COLLATERAL. If Borrower shall at any time hold or acquire an interest in Collateral in the possession of a third party (other than Certificated Securities and Goods covered by a Document), Borrower shall promptly obtain an acknowledgment from the third party that it is holding such Collateral for the benefit of the Lender.

                  (g) DEPOSIT ACCOUNT. Borrower shall deliver to Lender, with respect to each Deposit Account maintained by Borrower now or hereafter (other than with Lender) and that is permitted hereby, upon obtaining an interest in such Deposit Account, a deposit account control agreement in form and substance satisfactory to Lender, executed by the financial institution at which such account is maintained, and shall take such other actions as Lender may request to ensure that Lender's security interest in such account is perfected by control as such term is used in UCC Section 9-104.

                  (h) INSURANCE PROCEEDS. The net proceeds of any casualty insurance insuring the Collateral, after deducting all costs and expenses (including attorneys' fees) of collection, shall be applied, at Lender's option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Lender, or, at Lender's discretion after the occurrence and during the continuance of an Event of Default, towards payment of the Obligations. Any proceeds applied to the payment of Obligations shall be applied in such manner as Lender may elect. In no event shall such application relieve Borrower from payment in full of all installments of principal and interest which thereafter become due in the order of maturity thereof.

         6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN.

         Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other Liens, except Permitted Liens) to secure payment of the Obligations, and in order to facilitate the collection of the Collateral. Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Borrower further ratifies and confirms the prior filing by Lender of any and all financing statements which identify the Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

         7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.

         Until otherwise notified by Lender following the occurrence of an Event of Default, Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Borrower's business, to (a) sell, lease or furnish under contracts of service any of Borrower's assets in the ordinary course of business; (b) use and consume any raw materials, work in process or other materials normally held by Borrower for such purpose; (c) dispose of obsolete or unuseful Equipment or other property or assets so long as all of the proceeds thereof are used for the replacement or substitution of such Equipment or other property or assets, or, if not so replaced or substituted within ninety
(90) days, paid to Lender for application to the Obligations (except for such proceeds which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment); provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Borrower, other than a debt secured by a Permitted Lien; (d) transfer assets to any other Borrower or Subsidiary which is a Borrower; (e) lease or sublease property; (f) sell or dispose of assets for its fair market value in an amount not to exceed $50,000 in the aggregate in any fiscal year; and (g) sell or dispose of other assets with a book value of less than $50,000 in any fiscal year.

         8.       COLLECTIONS.

                  (a) Borrower shall establish and maintain a lockbox (the "LOCKBOX") with a United States depository institution designated from time to time by Lender (the "LOCKBOX BANK"), subject to the provisions of this Agreement for receivables from Account Debtors. Borrower shall execute with the Lockbox Bank a lockbox agreement for the Account Debtor Collection Lockbox Account in form and substance acceptable to Lender, and such other agreements related to such lockbox agreement as Lender may require. Borrower shall ensure that all collections of Accounts on which Account Debtors are obligated are paid directly into the Lockbox for deposit into the Account Debtor Collection Lockbox Account, and that all funds deposited into the Account Debtor Collection Lockbox Account are immediately transferred into a depository account owned by the Lender (the "CONCENTRATION ACCOUNT").

                  (b) Notwithstanding anything in any lockbox agreement to the contrary, Borrower agrees that it shall be liable for any fees and charges in effect from time to time and charged by the Lockbox Bank in connection with the Lockboxes and Lockbox Accounts, and that Lender shall have no liability therefor. Borrower further acknowledges and agrees that, to the extent such fees and charges are not paid by Borrower directly but are satisfied using collections in the Lockbox Accounts, such fees and charges shall be deemed to be Revolving Credit Loans made by Lender hereunder and, to the extent that the payment of such fees or charges by Borrower as provided herein results in any overadvance under this Agreement, Borrower agrees to immediately (upon notice) repay to Lender the amount of such overadvance. Borrower agrees to indemnify and hold Lender harmless from any and all liabilities, claims, losses and demands whatsoever, including reasonable attorneys' fees and expenses, arising from or relating to actions of Lender or the Lockbox Bank pursuant to this Section 2.3 or any lockbox agreement, other than if such liability, claim, loss or demand arises due to the gross negligence or willful misconduct of Lender or the Lockbox Bank, as determined by a court of competent jurisdiction.

                  (c) Borrower agrees that all payments made to the Concentration Account or otherwise received by Lender, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise (except for proceeds of Collateral which are required to be delivered to the holder of a Permitted Lien which is prior in right of payment and insurance proceeds applied pursuant to
Section 5(h)), will be applied on account of the Obligations in accordance with the terms of this Agreement.

                  (d) Subject to all applicable law, Lender may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any of Borrower's Accounts or other amounts owed to Borrower by suit or otherwise; (ii) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to Borrower;
(iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any Indebtedness thereunder;
(iv) sell or assign any Account of Borrower or other amount owed to Borrower upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to Borrower; and (vi) do all other acts and things which are necessary, in Lender's sole discretion, to fulfill Borrower's obligations under this Agreement and the Other Agreements and to allow Lender to collect the Accounts or other amounts owed to Borrower. In addition to any other provision hereof, Lender may at any time, after the occurrence and during the continuance of an Event of Default, at Borrower's expense, notify Account Debtors to make payment directly to Lender of any amounts due or to become due thereunder (and once such notice has been given to an Account Debtor, Borrower shall not give any contrary instructions to such Account Debtor during the continuance of an Event of Default without Lender's prior written consent).

                  (e) For purposes of calculating interest and fees, Lender shall, within three (3) Business Days after receipt by Lender at its office in Chicago, Illinois of (i) checks and (ii) cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral, apply the whole or any part of such collections or Proceeds against the Obligations in such order as Lender shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied in whole or in part against the Obligations, in such order as Lender shall determine in its sole discretion, on the day of receipt, subject to actual collection.

                  (f) On a monthly basis, Lender shall deliver to Borrower an account statement showing all Loans, charges and payments which shall be deemed final, binding and conclusive upon Borrower unless Borrower notifies Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrower, and any such notice shall only constitute an objection to the items specifically identified.

         9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

                  (a) BORROWING BASE REPORTS. Borrower shall deliver to Lender an executed Borrowing Base Certificate in the form of EXHIBIT A at least once each week, and otherwise, from time to time, to the extent requested by Lender, and, in any event, in connection with any Revolving Loan request of Borrower, which Borrowing Base Certificate shall be accompanied by copies of Borrower's sales journal, cash receipts journal and credit memo journal, which journal shall report contractual allowances made by Borrower, for the relevant period. Such Borrowing Base Certificate shall reflect the activity of Borrower with respect to Accounts for the immediately preceding week, and shall be in a form and with such specificity as is satisfactory to Lender and shall contain such additional information concerning Accounts and other Collateral as may be requested by Lender, including, without limitation, but only if specifically requested by Lender, copies of all invoices prepared in connection with such Accounts, and evidence of the payment of state and federal payroll taxes.

                  (b) MONTHLY REPORTS. Borrower shall deliver to Lender, in addition to any other reports, as soon as practicable and in any event: (i) within fifteen (15) days after the end of each month, (A) a detailed trial balance of Borrower's Accounts aged by Account Debtor or payor per date of invoice, in form and substance reasonably satisfactory to Lender, including, without limitation, the names and addresses of all Account Debtors of Borrower, and (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Lender may require in its sole discretion), including a listing of any held checks; and (ii) within fifteen
(15) days after the end of each month, (x) completed Account Debtor reconciliation form, in a format provided by Lender, and (y) a text file containing a list of Borrower's Accounts aged by payor per date of service, including, without limitation, the names and addresses of all Account Debtors of Borrower.

                  (c) FINANCIAL STATEMENTS. Borrower shall deliver to Lender the following financial information, all of which shall be prepared in accordance with GAAP consistently applied, and shall be accompanied by a certificate in the form of EXHIBIT B hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Agreement, including the financial tests set forth in Section 13(j)(iii): (i) no later than fifteen
(15) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrower, certified by the Chief Financial Officer of Borrower; (ii) no later than forty-five (45) days after the end of each of the first three quarters of Borrower's Fiscal Year, copies of internally prepared financial statements, including, without limitation, balance sheets, statements of income, retained earnings, cash flows and reconciliation of surplus, certified by the Chief Financial Officer of Borrower; and (iii) no later than ninety (90) days after the end of each of Borrower's Fiscal Years, audited annual consolidated and consolidating financial statements with an unqualified opinion by independent certified public accountants selected by Borrower and reasonably satisfactory to Lender. The report of such accounts shall be accompanied by copies of any management letters sent to the Borrower by such accountants.

                  (d) ANNUAL PROJECTIONS. As soon as practicable and in any event not less than thirty (30) days prior to the beginning of each Fiscal Year, Borrower shall deliver to Lender projected balance sheets, statements of income and cash flow for Borrower, for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Lender.

                  (e) EXPLANATION OF BUDGETS AND PROJECTIONS. In conjunction with the delivery of the annual presentation of projections or budgets referred to in SUBSECTION 9(D) above, Borrower shall deliver a letter signed by the President or a Vice President of Borrower and by the Treasurer or Chief Financial Officer of Borrower, describing, comparing and analyzing, in detail, all changes and developments between the anticipated financial results included in such projections or budgets and the historical financial statements of Borrower.

                  (f) INVOICES AND BILLING STATEMENTS. Promptly following request therefor by Lender, Borrower shall provide copies of sales journals, cash receipt journals, and deposit slips, copies of service invoices, customer statements and credit memoranda issued, remittance advices and reports, evidence of billing and copies of shipping and delivery documents, each as applicable to Borrower.

                  (g) OBLIGOR FINANCIAL STATEMENTS AND TAX RETURNS. Borrower shall cause each Obligor to deliver to Lender such Obligor's annual financial statement (in form acceptable to Lender) and a copy of such Obligor's federal income tax return with respect to the corresponding year, in each case on the date when such tax return is due or, if earlier, on the date when available.

                  (h) OTHER INFORMATION. Promptly following request therefor by Lender, such other business or financial data, reports, appraisals and projections as Lender may reasonably request. This may include, without limitation, a monthly certificate from the President and Chief Financial Officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event that, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default.

                  (i) POST-CLOSING REVIEW. Within thirty (30) after the Closing Date or any Permitted Acquisition, Lender shall conduct (or a firm, consultant, advisor or other third party hired by the Lender), at Borrower's cost, a post-closing audit and review, which post-closing review shall include (whether conducted after the Closing Date or after a Permitted Acquisition), without limitation, (i) a review of the books, records and accounting systems of Borrower, (ii) a review and final verification of all add-backs used in determining the final pro forma financial statements of Borrower, and (iii) a review of healthcare regulatory compliance matters ("POST-CLOSING REVIEW").

                  (j) PUBLIC REPORTING. Promptly upon the filing thereof, each Borrower shall deliver to Lender copies of all registration statements and annual, quarterly, monthly or other regular reports which such Borrower or any of its Subsidiaries files with the Securities and Exchange Commission, as well as promptly providing to Lender copies of any reports and proxy statements delivered to its shareholders.

         10.      TERMINATION; AUTOMATIC RENEWAL; EARLY TERMINATION FEE.

                  (a) This Agreement shall be in effect for a period of three
(3) years from the date hereof until June 16, 2007 (the "TERM").

                  (b) If this Agreement expires, then (i) Lender shall not make any additional Loans on or after the date identified as the date on which the Obligations are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Obligations are paid in full. At such time as Borrower has repaid all of the Obligations and this Agreement has terminated, Borrower shall deliver to Lender an indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to Borrower's account.

                  (c) Borrower may terminate this Agreement at any time but only upon sixty (60) days prior written notice and prepayment of all Obligations.

                  (d) Any prepayment and termination of the Revolving Loan by Borrower shall also be accompanied by a prepayment fee, equal to the Make Whole Amount. The following definitions shall apply:

                           (i) "MAKE WHOLE AMOUNT" means the amount determined
                  by discounting the Remaining Payment Amount to the date of the prepayment of the Revolving Loan, at a discount factor equal to the Loan Yield.

                           (ii) "REMAINING PAYMENT AMOUNT" means the sum of
                  amount of the average outstanding balance of the Revolving Loans during the period from the date of the initial Loan advance hereunder through the date of prepayment.

                           (iii) "LOAN YIELD" means the percentage yield earned
                  by Lender during the period from the initial Loan advance hereunder through the date of prepayment.

                  (e) Notwithstanding the foregoing, Borrower may prepay all of the Obligations without payment of a prepayment fee, upon written notice to Lender, if, (i) on or before the first anniversary of the Closing Date (which notice must be given within forty-five (45) days after such anniversary date), Lender has not amended this Agreement such that the effective annual rate of interest ("all-in"; taking into account Loan-related fees paid to Lender) together with the Collateral monitoring fee and unused line fee with respect to Revolving Loans, is reduced to a rate equal to the greater of (x) the Prime Rate (subject to fluctuations) PLUS three percent (3%) and (y) nine and one-half percent (9.5%), or (ii) at any time during the Term, and so long as no Default or Event of Default has occurred, (A) Lender reduces the advance rate for Eligible Accounts (as set forth in Section 2(a)(i) hereto) to an advance rate of less than eighty-five percent (85%) for a period in excess of 30 days, or (B) Lender reduces the Maximum Revolving Loan Limit to an amount less than $15,000,000 for a period in excess of 30 days, or (C) BOF fails to fund a Term Loan within 12 months of the Closing Date (clauses (i) and (ii) above, collectively, the "PREPAYMENT FEE EXCEPTIONS").

         11.      REPRESENTATIONS AND WARRANTIES.

         Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this SECTION 11 or elsewhere) shall be true at the time of Borrower's execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Obligations and termination of this Agreement, and shall be remade by Borrower at the time each Loan is made pursuant to this Agreement, provided, that representations and warranties made as of a particular date shall be true and correct as of such date.

                  (a) FINANCIAL STATEMENTS AND OTHER INFORMation. The financial statements and other information delivered or to be delivered by Crdentia to Lender at or prior to the date of this Agreement fairly present in all material respects the financial condition of Borrowers, and there has been no material adverse change in the financial condition, the operations or any other status of Borrowers, taken as a whole, since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement. All written information now or heretofore furnished by Borrower to Lender is true and correct in all material respects as of the date with respect to which such information was furnished, other than budgets and projections, which represent Borrowers' good faith estimate of the matters contained therein.

                  (b) LOCATIONS; CERTAIN COLLATERAL. The office where Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, Borrower's principal place of business and all of Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in SCHEDULE 11(b) and at other locations within the continental United States of which Lender has been advised by Borrower in accordance with SUBSECTION 12(B)(I). The Collateral, including, without limitation, the Equipment (except any part thereof which Borrower shall have advised Lender in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on SCHEDULE 11(b), and at other locations within the continental United States of which Lender has been advised by Borrower in writing in accordance with SUBSECTION 12(b)(i) hereof. SCHEDULE 11(b) hereto contains a complete listing of all of the following assets of Borrower as of the Closing Date (a) Intellectual Property which is subject to registration statutes and licenses of Intellectual Property to which Borrower is a party (whether as licensor or licensee), (b) Instruments (other than Instruments deposited for collection in the ordinary course of business), (c) Deposit Accounts, (d) Investment Property, (e) Letter-of-Credit Rights, (f) Chattel Paper, (g) Documents, (h) Commercial Tort Claims, (i) Collateral which is subject to certificate of title statutes, and (j) tangible Collateral located with any bailee, warehousemen or other third parties.

                  (c) LOANS BY BORROWER. Borrower has not made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of Borrower for travel and other expenses arising in the ordinary course of Borrower's business.

                  (d) ACCOUNTS. Each Account which Borrower shall, expressly or by implication, request Lender to classify as an Eligible Account shall, as of the time such request is made, conform in all respects to the requirements of such classification as set forth in the definition of "Eligible Account" as set forth herein and as otherwise established by Lender from time to time.

                  (e) LIENs. Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Borrower, free from all Liens, other than the Permitted Liens.

                  (f) ORGANIZATION, AUTHORITY AND NO CONFLICT. Borrower is a corporation or limited partnership, duly organized, validly existing and in good standing in the State of its organization, its state organizational identification number is as set forth on the Information Certificate and Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if Borrower is not so qualified, Borrower may cure any such failure without losing any of its rights, incurring any Liens or material penalties, or otherwise affecting Lender's rights. Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder. Borrower's execution, delivery and performance of this Agreement and the Other Agreements do not conflict with the provisions of the organizational documents of Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Borrower, except for conflicts with agreements, contracts or other documents which would not have a Material Adverse Effect on Borrower, and Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any Lien upon any of Borrower's property (other than Permitted Liens) under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Borrower or any of its property may be bound or affected.

                  (g) LITIGATION. Except as disclosed to Lender on SCHEDULE 11(g) hereto, as of the Closing Date there are no actions or proceedings which are pending or, to the best of Borrower's knowledge, threatened in writing against Borrower, which are, reasonably likely to have a Material Adverse Effect on Borrower.

                  (h) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS. Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower. Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on Borrower.

                  (i) AFFILIATE TRANSACTIONS. Except as set forth on SCHEDULE 11(i) hereto or as permitted pursuant to SUBSECTION 11(c) and SUBSECTION 13(h) hereof, Borrower is not conducting, permitting or suffering to be conducted, transactions with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

                  (j) NAMES AND TRADE NAMES. Borrower's name, for the past five years, has always been as set forth on the first page of this Agreement and Borrower uses no trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on SCHEDULE 11(j) hereto.

                  (k) EQUIPMENT. Except for Permitted Liens, Borrower has good and indefeasible and merchantable title to and ownership of all Equipment. No Equipment is a Fixture to real estate unless such real estate is owned by Borrower and is subject to a mortgage in favor of Lender or, if such real estate is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or an accession to other personal property unless such personal property is subject to a first priority Lien in favor of Lender.

                  (l) ENFORCEABILITY. This Agreement and the Other Agreements to which Borrower is a party are the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (m) SOLVENCY. Borrowers on a consolidated basis are, after giving effect to the transactions contemplated hereby, solvent, able to pay their debts as they become due, have capital sufficient to carry on their business, now own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay their debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder.

                  (n) INDEBTEDNESS. Except as set forth on SCHEDULE 11(n) hereto, Borrower is not obligated (directly or indirectly) for any Indebtedness other than the Loans and Indebtedness to BOF and any Indebtedness permitted under Section 13(a).

                  (o) MARGIN SECURITY AND USE OF PROCEEDS. Borrower does not own any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  (p) PARENT, SUBSIDIARIES AND AFFILIATES. Except as set forth on SCHEDULE 11(p) hereto or as otherwise permitted hereunder, including under
Section 13(c) hereof, Borrower has no Parents, Subsidiaries or other Affiliates, nor is Borrower engaged in any joint venture or partnership with any other Person.

                  (q) NO DEFAULTS. Except as set forth on Schedule 11(q) hereto, Borrower is not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does Borrower know of any dispute regarding any contract, lease or commitment which would have, in either case, a Material Adverse Effect on Borrower.

                  (r) EMPLOYEE MATTERS. As of the Closing Date, there are no controversies pending or threatened between Borrower and any of its employees, agents or independent contractors, other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on Borrower, and Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such noncompliance which would not have a Material Adverse Effect on Borrower.

                  (s) INTELLECTUAL PROPERTY. Borrower possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue to conduct its business as heretofore conducted by it except to the extent that the failure to possess such items would not have a Material Adverse Effect on Borrower.

                  (t) ENVIRONMENTAL MATTERS. Except as set forth on SCHEDULE 11(t) hereto, Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in any material respect any Environmental Law, or any license, permit, certificate, approval or similar authorization thereunder, and the operations of the Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or, to the best of the Borrower's knowledge, threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by the Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which would have a Material Adverse Effect on Borrower or its business, operations or assets or any properties at which the Borrower has transported, stored or disposed of any Hazardous Materials. Borrower has no material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (u) ERISA MATTERS. Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a Lien against any of its properties or assets.

                  (v) ELIGIBLE ACCOUNTS. With respect to each Account, as of the date such Account is created and included as an Eligible Account:

                           (i) all documents and agreements relating to the
                  Account requested by Lender have been delivered to Lender with respect to such Account and such documents are true and correct in all material respects;

                           (ii) the Account is genuine and in all respects what
                  it purports to be and is not evidenced by a judgment;

                           (iii) the Account is for a liquidated amount maturing
                  as stated in a duplicate claim or invoice covering such sale or rendition of Staffing Services;

                           (iv) the Account is not subject to any offset, Lien
                  (other than a Lien of Lender or a Permitted Lien), recoupment, deduction, defense, dispute, counterclaim or any other adverse condition or adjustment of any kind (in each case other that any such item that is taken into account in determining the net amount of such Account) that is known to Borrower as existing or asserted, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                           (v) there are no facts, events or occurrences which
                  in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto other than adjustments made by Borrower in the ordinary course of business;

                           (vi) to the knowledge of the Borrower, the Account
                  Debtor under the Account had the capacity to contract at the time any contract or other document giving rise to the Account was executed;

                           (vii) with the exceptions of Accounts described in
                  Section 2(a)(ii), the Account has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance in all material respects with any and requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account;

                           (viii) Borrower has obtained and currently has all
                  licenses, permits and authorizations that are necessary in the generation of such Accounts;

                           (ix) Lender has a perfected, first-priority security
                  interest in such Account to secure the Obligations;

                           (x) the aging of such Eligible Account, as reflected
                  in the information submitted to Lender, reflects the age of such Eligible Account from the date of service and not from the date of billing or any re-billing of the Eligible Account;

                           (xi) Borrower has not made, and will not make without
                  concurrent written notice provided to Lender, any agreement with any Account Debtor for any extension of the time for payment of the Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with its historical practices and as disclosed to Lender in writing;

                           (xii) all information relating to such Account that
                  has been delivered to Lender is true and correct in all material respects, such that with respect to each such Account that has been invoiced, Borrower has delivered or is delivering to the Account Debtor all requested supporting claim documents and all information set forth in the invoice and supporting claim documents is true, complete and correct in all material respects;

                           (xiii) such Account is (i) payable in the amount
                  identified by Borrower; or, (ii) to the knowledge of Borrower the legally enforceable obligation of such Account Debtor, and
                  (iii) an account receivable or general intangible within the meaning of the UCC of the state in which Borrower is "located" (within the meaning of such term in the UCC);

                           (xiv) no such Account (i) after giving effect to the
                  provisions of the UCC, requires the approval of any third person for such Account to be assigned to Lender hereunder, or
                  (ii) is past, or within 120 days of, the statutory limit for collection applicable to the Account Debtor;

                           (xv) Borrower does not have any guaranty of, letter
                  of credit support for, or collateral security for, such Account, other than any such guaranty, letter of credit or collateral security to which Lender has a Lien;

                           (xvi) the fees and charges charged for the services
                  constituting the basis for such Account were when rendered and are currently consistent with (i) the usual, customary and reasonable fees charged by Borrower or (ii) pursuant to negotiated fee contracts, or imposed fee schedules, with or by the applicable Account Debtors;

                           (xvii) if requested by Lender, a copy of each related
                  contract and provider agreement to which Borrower is a party has been delivered to Lender unless Borrower shall have, prior to the related funding date, certified to Lender that such delivery is prohibited by the terms of the contract or by law, and the circumstances of such prohibition; and

                           (xviii) such Account was (or if unbilled, will be
                  (nothing herein implying any obligation of Lender to make advances in respect of unbilled Accounts other than as provided in Section 2(a)(ii))) in any event billed no later than thirty (30) days after the date the services or goods giving rise to such Account were rendered or provided, as applicable, and each bill (other than bills delivered prior to the date that the lockbox agreements are in effect), contains an express direction requiring the Account Debtor to remit payments to the applicable lockbox linked to the applicable Account Debtor Collection Lockbox Account.

         If a breach of any of the representations or warranties contained herein relating to an Account may, in the reasonable credit judgment of Lender have a Material Adverse Effect upon the validity, legality or collectibility of such Account, then such Account shall no longer be deemed an "Eligible Account" as defined in Section 1(a) hereof.

                  (w) REIMBURSEMENT; . Borrower has provided to Lender copies of all service contracts with Account Debtors, to the extent required by the Lender. Borrower is in compliance in all material respects with such contracts and is entitled to reimbursement under such contracts.

                  (x) COMPLIANCE WITH HEALTHCARE REGULATIONS.

                           (i) Borrower is not subject to compliance with any
                  Healthcare Regulations, including without limitation, the Federal Anti-Kickback Statute (42 U.S.C. ss. 1320a-7b), the False Claims Act (31 U.S.C. ss.ss. 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191, 110 Stat. 1936 (1996)) and the federal physician self-referral laws (42 U.S.C. ss. 1395nn);

                           (ii) Borrower has obtained all necessary licenses and
                  accreditations to operate its business as now conducted, and currently is in compliance with all statutory and regulatory requirements applicable to it, the failure of which would have a Material Adverse Effect upon Borrower; and

                           (iii) All persons providing professional health care
                  services for or on behalf of Borrower (either as an employee or independent contractor) are appropriately licensed in every jurisdiction in which they hold themselves out as professional health care providers.

                  (y) IMMIGRATION MATTERS. Borrower has complied with applicable United States immigration law requirements, including without limitation the Illegal Immigration Reform and Immigrant Responsibility Act of 1996 (Pub. L. No. 104-193), as such laws apply to Borrower's recruitment of international temporary professional health care service providers.

                  (z) LICENSES, PERMITS, ETC. Borrower has all necessary federal, state and local licenses, permits, registrations, certifications and other approvals required in order to conduct any healthcare activity in which it is currently engaged; the failure of Borrower to have such licenses, permits, registrations, certifications and other approvals would have a Material Adverse Effect on the Borrower and any Person that provides any healthcare services for or on behalf of Borrower (either as an employee or independent contractor) holds the required federal, state and local licenses that are necessary to legally perform such services and are not suspended or limited in any way; and, except as set forth on Schedule 11(z) hereto, Borrower is in good standing with the respective governmental, quasi-governmental and other third party payors and regulatory agencies that are involved in such healthcare activities.

                  (aa) COLLECTIVE ENTERPRISE. Borrowers are engaged in the businesses of providing staffing in the healthcare industry as of the date hereof, as well as in certain other businesses. These operations require financing on a basis such that the credit supplied can be made available from time to time to Borrowers, as required for the continued successful operation of Borrowers taken as a whole. Borrowers have requested the Lender make credit available hereunder primarily for the purposes of SUBSECTION 12(g) and generally for the purposes of financing the operations of Borrowers. Each Borrower expects to derive benefit (and the Board of Directors of each Borrower has determined that such Borrower may reasonably be expected to derive benefit), directly or indirectly, from a portion of the credit extended by Lender hereunder, both in its separate capacity and as a member of the group of companies, since the successful operation and condition of each Borrower is dependent on the continued successful performance of the functions of the group as a whole. Each Borrower acknowledges that, but for the agreement of each of the other Borrowers to execute and deliver this Agreement, Lender would not have made available the credit facilities established hereby on the terms set forth herein.

         12.      AFFIRMATIVE COVENANTS.

         Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower covenants and agrees as follows:

                  (a) MAINTENANCE OF RECORDS. Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of Borrower's business activities, in accordance with sound accounting practices and GAAP consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on
SCHEDULE 11(b) or such other location that is notified to Lender in writing.

                  (b) NOTICES. Borrower shall:

                           (i) LOCATIONS. Promptly (but in no event less than
                  ten (10) days prior to the occurrence thereof) notify Lender of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of in the location of Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which Borrower has previously advised Lender that such Goods will be used.

                           (ii) ELIGIBLE ACCOUNTS. Promptly upon becoming aware
                  thereof (but in no event later than three (3) days after so becoming aware), notify Lender if any Account identified by Borrower to Lender as an Eligible Account becomes ineligible for any reason.

                           (iii) LITIGATION AND PROCEEDINGS. Promptly upon
                  becoming aware thereof (but in no event later than three (3) days after so becoming aware), notify Lender of (i) any actions or proceedings that are greater than $50,000, individually or in the aggregate, which are pending or threatened against Borrower and (ii) any Commercial Tort Claims of Borrower which may arise which involve an amount in controversy in excess of Fifty Thousand and No/100 Dollars ($50,000.00), which notice shall constitute Borrower's authorization to amend SCHEDULE 11(B) to add such Commercial Tort Claim.

                           (iv) NAMES AND TRADE NAMES. Notify Lender within ten
                  (10) days of the change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

                           (v) ERISA MATTERS. Promptly notify Lender of (x) the
                  occurrence of any "reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("PLAN") covering any officers or employees of the Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

                           (vi) ENVIRONMENTAL MATTERS. Immediately notify Lender
                  upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any noncompliance with or violation of the requirements of any Environmental Law by Borrower or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects Borrower or its business operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials unless the foregoing could not reasonably be expected to have a Material Adverse Effect on Borrower.

                           (vii) DEFAULT; MATERIAL ADVERSE CHANGE. Promptly
                  advise Lender of any material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of Borrower, the occurrence of any Default or Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both).

                           (viii) SUBORDINATED DEBT. Promptly advise Lender of
                  any default or any event which, with the giving of notice or lapse of time, or both, would constitute a default, under any subordination agreement relative to Subordinated Debt, or any agreement, instrument or document evidencing or relating to any Subordinated Debt, and a certificate of a authorized officer of Borrower specifying the nature thereof and Borrower's proposed response thereto, in reasonable detail.

All of the foregoing notices shall be provided by Borrower to Lender in writing.

                  (c) COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS. Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrower, and Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on Borrower. Following any determination by Lender that there is noncompliance, or any condition which requires any action by or on behalf of Borrower in order to avoid noncompliance, with any Environmental Law, at Borrower's expense, cause an independent environmental engineer acceptable to Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

                  (d) INSPECTION AND AUDITS. Upon five (5) Business Days prior written notice so long as no Default or Event of Default exists, Borrower shall permit Lender, or any Persons designated by it, to call at Borrower's places of business at any reasonable times during normal business hours and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Borrower's business as Lender may consider reasonable under the circumstances. Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement and the Other Agreements as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents, shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of Borrower's Accounts, by mail, telephone, telecopy, electronic mail or otherwise, provided that, prior to the occurrence of an Event of Default, Lender shall conduct such verification in the name of a nominee of Lender or in Borrower's name. Borrower authorizes Lender to discuss the affairs, finances and business of Borrower with any officers, employees or directors of Borrower or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of Borrower with Borrower's independent public accountants, which shall be attended by a representative of Borrower. Any such discussions shall be without liability to Lender or to Borrower's independent public accountants. Borrower shall pay to Lender all customary fees (currently Eight Hundred Fifty and No/100 Dollars ($850.00) per person, per day) and all reasonable costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder; PROVIDED, HOWEVER, that so long as no Event of Default has occurred, Borrower shall not pay for more than four (4) audits in any Fiscal Year, except for (i) a one-time spot check within 60 days of the Closing Date, or (ii) any audits of a Target in connection with a proposed Acquisition.

                  (e) INSURANCE. Borrower shall:

                           (i) Keep the Collateral properly housed and insured
                  for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Borrower, with such companies, in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to Lender. Certificates of insurance or, if requested by Lender, original (or certified) copies of such policies of insurance have been or shall be, within ninety (90) days of the date hereof, delivered to Lender, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days' written notice before any such policy of insurance is altered or canceled (ten (10) days for non-payment of premiums) and that no act, whether willful or negligent, or default of Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. In addition, Borrower shall cause to be executed and delivered to Lender an assignment of proceeds of its business interruption insurance policies. Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Lender. Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided however, that if no Event of Default shall have occurred and is continuing, Borrower may make, settle and adjust claims involving less than $100,000.00 in the aggregate without Lender's consent.

                           (ii) Maintain, at its expense, such public liability
                  and third-party property damage insurance as is customary for Persons engaged in businesses similar to that of Borrower with such companies and in such amounts with such deductibles and under policies in such form as shall be reasonably satisfactory to Lender and certificates of insurance or, if requested by Lender, original (or certified) copies of such policies have been or shall be, within ninety (90) days after the date hereof, delivered to Lender, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days' written notice before any such policy shall be altered or canceled.

If Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable. Such insurance, if obtained by Lender, may, but need not, protect Borrower's interests or pay any claim made by or against Borrower with respect to the Collateral. Such insurance may be more expensive than the cost of insurance Borrower may be able to obtain on its own and may be cancelled only upon Borrower providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrower to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (f) COLLATERAl. Borrower shall keep the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained in all material respects. Borrower shall permit Lender to examine any of the Collateral at any time during normal business hours (so long as no Default or Event of Default exists) and wherever the Collateral may be located and, Borrower shall, promptly upon request therefor by Lender, deliver to Lender any and all evidence of ownership of any of the Collateral. Borrower shall, at the request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of Lender hereunder. If, prior to the termination of this Agreement, Borrower shall obtain rights to any new Collateral of the type described in the last sentence of SUBSECTION 11(b), Borrower shall notify Lender in writing (with reasonable detail) of such changes at least once every thirty (30) days. Borrower hereby authorizes Lender to unilaterally modify this Agreement by amending SCHEDULE 11(b) to include any such Collateral. Notwithstanding the foregoing, Borrower hereby agrees that Lender's security interest shall extend to all such Collateral, regardless of whether Lender actually amends SCHEDULE 11(b).

                  (g) USE OF PROCEEDS. All monies and other property obtained by Borrower from Lender pursuant to this Agreement shall be used solely for business purposes of Borrower.

                  (h) TAXES. Borrower and any other Obligor shall file all required tax returns and pay all of its taxes when due, subject to any extensions granted by the applicable taxing authority, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any Liens for taxes to be promptly released; provided, that Obligor shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Obligor's financial statements; and (ii) the contesting of any such payment does not impair the enforceability, validity or priority of the Lender's Liens. If Obligor fails to pay any such taxes and in the absence of any such contest by Obligor, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any Lien therefor, and any sums so advanced by Lender shall constitute Loans hereunder, shall be payable by Obligor to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

                  (i) INTELLECTUAL PROPERTY. Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it unless the failure to maintain any of the foregoing could not reasonably be expected to have a Material Adverse Effect on Borrower.

                  (j) STAFFING CONTRACTS. Borrower shall promptly provide true and complete copies to Lender of all material staffing or similar contracts and, to the extent requested by Lender, deliver to Lender a collateral assignment agreement with respect to such contracts.

                  (k) BILLING AND COLLECTION SYSTEM. After the Closing Date and, if feasible based on Borrower's accounting system, Borrower shall provide electronic access to Lender to its billing and collection system, on a read-only basis, for purposes of permitting Lender to inspect and verify billing and collections transactions and related data in connection with the Collateral, from time to time.

         13.      NEGATIVE COVENANTS.

         Until payment and satisfaction in full of all Obligations and termination of this Agreement, unless Borrower obtains Lender's prior written consent waiving or modifying any of Borrower's covenants hereunder in any specific instance, Borrower agrees as follows:

                  (a) INDEBTEDNESS. Borrower shall not create, incur, assume or become obligated (directly or indirectly), for any Indebtedness other than the Loans and the Term Loan of BOF, except that Borrower may (i) maintain its present Indebtedness listed on SCHEDULE 11(n) hereto; and (ii) incur purchase money Indebtedness or Capital Lease Obligations in connection with Capital Expenditures permitted pursuant to SECTION 14 hereof. Borrower shall not incur any Subordinated Debt without the prior written consent of Lender (which shall include an indefinite standstill of remedies and payment blockage rights during any Event of Default), nor during the existence of an Event of Default, make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with any subordination agreement relative thereto or the subordination provisions thereof or hereof, or grant any Liens on any of its assets to secure such Subordinated Debt, or amend or modify any agreement, instrument or document evidencing or relating to any Subordinated Debt after Lender consents thereto.

                  (b) LIENS. Borrower shall not grant or permit to exist (voluntarily or involuntarily) any Lien on any of its assets, other than Permitted Liens.

                  (c) MERGERS, SALES, ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS OUTSIDE THE ORDINARY COURSE OF BUSINESS.

                           (i) Borrower shall not, without the prior written
                  consent of Lender: (A) enter into any merger or consolidation; PROVIDED that (i) any Borrower which -------- is a Borrower as of the Closing Date may merge with and into Crdentia so long as Crdentia is the surviving entity, and (ii) any Borrower other than Crdentia which is a Borrower as of the Closing Date may merge with another Borrower other than Crdentia which is a Borrower as of the Closing Date, (B) change the state of Borrower's organization or enter into any transaction which has the effect of changing Borrower's state of organization, except in connection with a merger permitted in clause (A) above; (C) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business or as permitted under Section 7; (D) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (E) enter into any other transaction outside the ordinary course of Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest, subject to clause (iii) below.

                           (ii) Borrower shall not form any new Subsidiaries or
                  enter into any joint ventures or partnerships with any other Person, without the prior written consent of Lender unless (A) Crdentia (or such other Borrower) pledges all of its equity interests therein to Lender, and (B) such entity enters into a joinder agreement or similar agreement in which such entity becomes a party to this Agreement, jointly and severally liable for the Obligations and pledges to Lender all of its assets as Collateral hereunder.

                           (iii) Notwithstanding the foregoing, Crdentia may
                  enter into certain Permitted Acquisitions with the prior written consent of Lender in its sole discretion. A permitted acquisition ("PERMITTED ACQUISITION") shall mean an Acquisition which satisfies each of the following conditions:
                  (A) the Target shall have, on a pro forma basis, independent and separate from the existing Borrowers hereunder: (x) a coverage ratio of Target Pro Forma EBITDA to Target Pro Forma Debt Service of at least 1.5 to 1.0, (y) a ratio of Target Pro Forma Senior Debt to Target Pro Forma EBITDA of not more than
                  4.0 to 1.0, and (z) a ratio of Target Pro Forma Term Loan Debt to Target Pro Forma EBITDA of not more than 2.5 to 1.0; (B) Borrowers are in compliance, and shall be on the date of the consummation of such proposed Acquisition, with all financial covenants set forth in Section 14 hereof; (C) on a pro forma basis, as if the proposed Acquisition had occurred, the Senior Debt Service Coverage Ratio of the Borrowers, on a consolidated basis after giving effect to such proposed Acquisition, equals or exceeds the required level set for the Borrowers in Section 14(b) hereof; (D) pro forma financial projections, prepared by the Borrower in good faith for the period from the date of the consummation of such proposed Acquisition to the date which is one year thereafter, shall reflect that the Borrowers, on a consolidated basis, shall be in compliance with all financial covenants set forth in
                  Section 14 hereof; (E) Excess Availability of Borrowers shall be an amount mutually agreed upon between Lender and Borrower but in no event less than $250,000 after giving effect to the proposed Acquisition; (F) the amount of (i) the revolving borrowing base attributable to Target, as determined by the Lender in its good faith credit judgment, LESS (ii) the sum of the outstanding loans attributable to Target, shall be an amount mutually agreed upon between Lender and Borrower; (G) the Target entity to be acquired in such Acquisition shall be a separate, independent Subsidiary of Crdentia; (H) the Target entity to be acquired in such Acquisition shall become a new Borrower hereunder in accordance with the provisions and requirements of Section 13(c)(ii) hereof, and shall be subject to a Revolving Borrowing Base Amount calculation (pursuant to

                  Section 2(a) hereof) which is calculated separate and independent from the existing Borrowers hereunder with respect to any Revolving Loans thereafter advanced to such new Borrower; (I) any Indebtedness to be issued by any Borrower in respect of such Acquisition shall be Subordinated Debt subject to Subordination Agreements in form and substance satisfactory to Lender including, without limitation, payment blockage rights and indefinite standstill on remedies; (J) Lender shall have reviewed and found satisfactory all Acquisition Documents in respect thereof prior to Borrower entering into any such Acquisition Documents; (K) no Default or Event of Default exists as of the proposed date of the Acquisition or would result after giving effect thereto; and (L) Crdentia shall deliver to Lender a certificate of an officer of Crdentia certifying compliance with the foregoing.

                  (d) DIVIDENDS AND DISTRIBUTIONS. No Borrower shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to any Person; PROVIDED, THAT (i) any Borrower may pay a dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to Crdentia to pay professional fees, franchise taxes and other ordinary course of business operating expenses incurred by Crdentia solely in its capacity as parent corporation of Borrower, (ii) any Borrower which exists as of the Closing Date may pay a dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) to another Borrower, (iii) any Borrower which is not a Borrower as of the Closing Date may pay a dividend or other distribution to Borrower (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity) so long as (x) no Default or Event of Default exists or results from such dividend or distribution, (y) Borrowers shall be in compliance with all financial covenants set forth in SECTION 14 hereof, and (z) Borrower has $250,000 of Excess Availability after giving effect to such dividend or other distribution, and (iv) Crdentia may pay customary dividends or other distributions (whether in cash or in kind) to holders of its Series A Preferred Stock.

                  (e) INVESTMENTS; LOANS. Borrower shall not purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than investments in the stock of a Borrower, investments in connection with Permitted Acquisitions under Section 13(c)(iii), direct obligations of the United States or of any State of the United States or political subdivision thereof, obligations insured by the Federal Deposit Insurance Corporation and obligations unconditionally guaranteed by the United States or of any State of the United States or political subdivision thereof; nor shall Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses and extensions of credit to customers arising in the ordinary course of business.

                  (f) FUNDAMENTAL CHANGES, LINE OF BUSINESS. Borrower shall not enter into a new line of business materially different from Borrower's current business. Borrower further agrees that no Borrower shall amend its organizational documents or change its Fiscal Year if such actions (i) would have a Material Adverse Effect on the Borrower; (ii) would affect the obligations of Borrower to Lender; or (iii) would affect the interpretation of any of the terms of this Agreement or the Other Agreements unless Lender has provided written consent after receiving not less than thirty (30) days' prior written notice of such actions.

                  (g) EQUIPMENT. Borrower shall not (i) permit any Equipment to become a Fixture to real property unless such real property is owned by Borrower and is subject to a mortgage in favor of Lender or, if such real estate is leased, is subject to a landlord's agreement in favor of Lender on terms acceptable to Lender, or (ii) permit any Equipment to become an accession to any other personal property unless such personal property is subject to a first priority Lien in favor of Lender.

                  (h) AFFILIATE TRANSACTIONS. Except as set forth on SCHEDULE 11(i) hereto or as permitted pursuant to SUBSECTION 11(c) hereof, Borrower shall not conduct, permit or suffer to be conducted, transactions with Affiliates other than (i) investments by Affiliates in a Borrower; (ii) the provision of employment, management and consulting services approved by Borrower's compensation committee; and (iii) other transactions for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to Borrower than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

                  (i) SETTLING OF ACCOUNTS. Borrower will not make without concurrent written notice provided to Lender, any agreement with any Account Debtor for any extension of the time for payment of the Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefore, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with its historical practices and as disclosed to Lender in writing; PROVIDED, that following the occurrence and during the continuance of a Default an Event of Default, Borrower shall not settle or adjust any Account without the consent of Lender.

                  (j) RESTRICTED PAYMENTS. Until the termination of this Agreement, Borrower shall not make any direct or indirect payment or prepayment, in cash, in kind, or otherwise, with respect to the following Indebtedness, except as provided in clauses (i), (ii) and (iii) below:

                           (i) SELLER NOTES. Scheduled payments of principal and
                  interest under any Seller Note or other instrument of Subordinated Debt may be paid if, and only to the extent that, at the time of any such payment no Event of Default then exists or would result from the making of such payment; and

                           (ii) MANAGEMENT/ADVISORY FEES. Scheduled payments in
                  respect of any management fees, advisory fees or similar fees payable by any Borrower to any other Borrower may be paid if, and only to the extent that, at the time of any such payment no Event of Default described in this Agreement then exists or would result from the making of such payment.

                           (iii) SUBORDINATED DEBT. Scheduled payments in
                  respect of Subordinated Debt may be made only if either: (a) the Borrower has Excess Availability of $500,000, (b) the Borrower (in the aggregate) have a ratio of Operating Cash Flow to Total Debt Service of at least 1.00 to 1.00 as a result of such Subordinated Debt payment, or (c) such payment is made from the Subordination Debt Capital Contribution.

         14.      FINANCIAL COVENANTS.

         Borrower shall maintain and keep in full force and effect each of the financial covenants set forth below:

                  (a) TANGIBLE NET WORTH. Borrower's Tangible Net Worth shall not at any time be less than the Minimum Tangible Net Worth; "MINIMUM TANGIBLE NET WORTH" being defined for purposes of this Subsection as (i) $(6,000,000) at all times from the date hereof through September 30, 2004 and (ii) thereafter, from the last day of each fiscal quarter of Borrower through the day prior to the last day of each immediately succeeding fiscal quarter of Borrower, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of Borrower's net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on Borrower's audited year end financial statement; and "Tangible Net Worth" being defined for purposes of this Subsection as Borrower's shareholders' equity (including retained earnings) LESS the book value of all intangible assets as determined solely by Lender on a consistent basis PLUS the amount of any debt subordinated to Lender, all as determined under GAAP applied on a basis consistent with the financial statement dated March 31, 2004 except as set forth herein;

                  (b) SENIOR DEBT SERVICE COVERAGE RATIO. As of the last day of each applicable period, the ratio of Borrower's Operating Cash Flow to Borrower's Senior Debt Service for each period set forth below (which ratio shall be tested as of the last day of each such period) must be at least the following:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                 Senior Debt Service
          Time Frame                    Date Tested                Coverage Ratio                  Based On
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         7/31/04                      0.25 to 1.00                 Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         8/31/04                      1.00 to 1.00                 Monthly
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         9/30/04                      1.50 to 1.00                 Trailing 3 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         10/31/04                     1.50 to 1.00                 Trailing 6 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         11/30/04                     1.50 to 1.00                 Trailing 6 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Monthly                         12/31/04                     1.50 to 1.00                 Trailing 12 months
------------------------------- ---------------------------- ---------------------------- ----------------------------
Quarterly                       3/31/04 and each quarter     1.50 to 1.00                 Trailing 12 months
                                thereafter
------------------------------- ---------------------------- ---------------------------- ----------------------------

                  (c) MINIMUM EBITDA. Borrower shall not permit EBITDA to be less than the amount set forth below for the corresponding period set forth below:

        PERIOD                                             MINIMUM EBITDA
        ------                                             --------------
For the month ended 6/30/04                                  $(49,675)
For the month ended 7/31/04                                  $7,046
For the month ended 8/31/04                                  $59,360
For the month ended 9/30/04                                  $111,093
For the month ended 10/31/04                                 $172,931
For the month ended 11/30/04                                 $218,418
For the month ended 12/31/04 and for each month ended
thereafter                                                   $251,566

         Notwithstanding the foregoing, to the extent Borrower maintains a Senior Debt Service Coverage Ratio of 1.50 to 1.00 or greater as determined at the end of any measuring period as set forth in SECTION 14(a) above, Borrower shall not be required to maintain minimum EBITDA as set forth in this Section for such corresponding month and during the continuance of such compliance.

                  (d) CAPITAL EXPENDITURE LIMITATIONS. Borrowers shall not make any Capital Expenditures if, after giving effect to such Capital Expenditure, the aggregate cost of all such fixed assets purchased or otherwise acquired would exceed $200,000 during any Fiscal Year.

                  (e) OPERATING LEASE OBLIGATIONS. Borrower shall not incur operating lease obligations requiring payments in excess of $100,000 in the aggregate during any Fiscal Year of Borrower.

         15.      DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrower hereunder:

                  (a) PAYMENT. The failure of any Obligor to pay when due, declared due, or demanded by Lender, any of the Obligations or the Term Loan Obligations.

                  (b) BREACH OF THIS AGREEMENT, THE OTHER AGREEMENTS AND THE TERM LOAN AGREEMENT. The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements or the Term Loan Agreement; provided that (i) any such failure by Borrower under SUBSECTIONS 12(b)(i), (iv), (v) and 12(i) of this Agreement (or the Term Loan Agreement) shall not constitute an Event of Default hereunder until the fifteenth (15th) day following the occurrence thereof, and (ii) any such failure by Borrower under SUBSECTIONS 12(b)(iii) and (vi) of this Agreement (or the Term Loan Agreement) shall not constitute an Event of Default hereunder until the fifth
(5th) day following the occurrence thereof (including any grace periods thereto).

                  (c) BREACH OF SUBORDINATION AGREEMENT The failure of any Person to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Person under any Subordination Agreement.

                  (d) BREACHES OF OTHER OBLIGATIONS. The failure of Obligor to pay when due or within any applicable grace period any obligation of Obligor in excess of $100,000 (other than its Obligations under this Agreement) for the payment of Indebtedness, other than Subordinated Debt that is not paid when due to the operation of the requirements of subordination hereunder, or the becoming due and payable, or declaration to be due any payable, of such obligation before the expressed maturity of the obligation, or the occurrence of an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

                  (e) BREACH OF REPRESENTATIONS AND WARRANTIES. The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements, or in connection with any other agreement between such Obligor and Lender which is untrue or misleading in any material respect as of the date made.

                  (f) LOSS OF COLLATERAL. The loss, theft, damage or destruction of any of the Collateral in an amount in excess of $100,000 in excess of insurance in the aggregate for all such events during any year of the Term as determined by Lender in its reasonable discretion determined in good faith, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral.

                  (g) LEVY, SEIZURE OR ATTACHMENT. The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral with a value in excess of $100,000.

                  (h) BANKRUPTCY OR SIMILAR PROCEEDINGS. The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings, though Lender shall have no obligation to make Loans or issue Letters of Credit to Borrower during such forty-five (45) day period or, if earlier, until such proceedings are dismissed.

                  (i) APPOINTMENT OF RECEIVER. The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that, if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings, though Lender shall have no obligation to make Loans or issue Letters of Credit to Borrower during such forty-five (45) day period or, if earlier, until such proceedings are dismissed.

                  (j) JUDGMENT. The entry of any judgments or orders aggregating in excess of confirmed insurance coverage in an amount of $100,000 or more against any Obligor which remain unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

                  (k) DEFAULT OR REVOCATION OF GUARANTY; SUBORDINATION AGREEMENT. The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Obligations, has granted Lender a Lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Obligations or has subordinated indebtedness in whole or in part to the Obligations.

                  (l) CHANGE OF OWNERSHIP/MANAGEMENT. If any of the following events occurs: (i) Jim Durham shall cease to be (x) the owner of 1,000,000 shares of the issued and outstanding capital stock of Crdentia, and (y) the Chief Executive Officer of Crdentia at any time, (ii) Pam Atherton shall cease to be the President of the Borrower at any time, (iii) Bill Leftwich shall cease to be the Chief Financial Officer of the Borrower at any time, and (iv) Fred Toney shall cease to be a director of the Borrower at any time, unless Borrower has received Lender's written consent for a replacement of Jim Durham, Pam Atherton, Bill Leftwich or Fred Toney, as applicable, within 30 days of such notification (such consent not to be unreasonably withheld).

                  (m) MATERIAL ADVERSE CHANGE. Any material adverse change in the Collateral, business, property, assets, prospects, operations or condition, financial or otherwise of any Obligor, as determined by Lender in its sole judgment or the occurrence of any event which, in Lender's sole judgment, could have a Material Adverse Effect.

                  (n) GOVERNMENTAL AUTHORIZATIONS. A Governmental Authority shall have revoked any Governmental Authorization of Borrower that results in the cessation of business;

                  (o) LOCKBOX ACCOUNT INSTRUCTIONS. Any instruction or agreement regarding an Account Debtor Collection Lockbox Account, or related lockbox is amended or terminated without the written consent of Lender, or if Borrower fails, within five (5) Business Days of receipt, to forward proceeds of Accounts to the applicable lockbox account, or if Borrower directs any Account Debtor to make a payment in respect of any such Account to any place or account other than the applicable Account Debtor Collection Lockbox Account or Lockbox and such directions are not reversed within five (5) Business Days; and/or

                  (p) FAILURE TO MAINTAIN THIRD-PARTY PAYROLL TAX SERVICE PROVIDER. The failure to maintain a contractual relationship with a payroll tax service provider, acceptable to Lender, at any time.

         16.      REMEDIES UPON AN EVENT OF DEFAULT.

                  (a) Upon the occurrence and during the continuance of an Event of Default described in SUBSECTION 15(G) hereof, all of the Obligations shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Default or Event of Default, all Obligations may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  (b) Upon the occurrence and during the continuance of a Default or an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found and, may enter onto any of Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrower's premises without cost to Lender. At Lender's request, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge any of its Obligations under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and Borrower, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrower is entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Lender toward the payment of such of the Obligations, and in such order of application as Lender may from time to time elect.

         17.      CONDITIONS PRECEDENT.

         The obligation of Lender to fund the initial Revolving Loan is subject to the satisfaction or waiver on or before the date hereof, of the following conditions precedent:

                  (a) Lender shall have received four (4) originals of each of the agreements (other than the Subordination Agreements and the Account Control Agreements for the deposit accounts listed therein), opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as EXHIBIT C (the "CLOSING DOCUMENT LIST") in each case in form and substance satisfactory to Lender (other than Notes, of which Lender shall receive one (1) original) executed by Borrower and other required Persons, as applicable;

                  (b) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered under this Agreement, including without limitation an initial Borrowing Base Certificate calculating the Borrowing Base;

                  (c) All of the obligations of Borrower to any prior lender (other than Subordinated Debt) as in effect immediately prior to the Closing Date will be performed and paid in full from the proceeds of the initial advances under the initial Loans on the Closing Date and all Liens of any such prior lender on any property of Borrower in respect thereof will be terminated immediately upon such payment;

                  (d) Lender shall have received evidence satisfactory to it that the insurance policies required under SECTION 5 are in full force and effect, together with written evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such section;

                  (e) Lender shall have received each of the agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the Closing Document List in each case in form and substance satisfactory to Lender;

                  (f) Since March 31, 2004, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect on any Obligor, as determined by Lender in its reasonable credit judgment, determined in good faith;

                  (g) Lender shall have received payment in full of all fees and expenses payable to it by Borrower or any other Person in connection herewith, on or before disbursement of the initial Loans hereunder, including, without limitation, payment of all underwriting fees as agreed to by the parties;

                  (h) Lender shall have determined that immediately after giving effect to (A) the making of the initial Loans, and (B) the payment of all fees due upon such date and (C) the payment or reimbursement by Borrower of Lender for all closing costs and expenses incurred in connection with the transactions contemplated hereby, Borrower has Excess Availability of not less than Five Hundred Thousand Dollars ($500,000); PROVIDED that on the Closing Date (and for purposes of the Closing Date calculation only) the calculation for determining Excess Availability shall include all of Borrowers' cash on deposit in Borrowers' deposit accounts;

                  (i) The Obligors shall have executed and delivered to Lender all such other documents, instruments and agreements which Lender determines are reasonably necessary to consummate the transactions contemplated hereby;

                  (j) Lender shall have reviewed and found acceptable, in its sole discretion, a third-party background check on Jim Durham, Pam Atherton and Fred Toney;

                  (k) Lender shall have reviewed the results of, and found such results acceptable, in its sole discretion, a takedown audit including verification of payment of all due and owing taxes;

                  (l) Lender shall have received the results of a roll-forward "take-over" audit, which shall be satisfactory to Lender in its sole discretion;

                  (m) There is no material default in any of the Borrower's obligations under any contract to which Borrower is a party;

                  (n) Borrower shall be in compliance with all applicable laws;

                  (o) Lender shall have received an opinion from Borrower's counsel, in form and substance reasonably acceptable to the Lender;

                  (p) Borrower shall have established and maintained in its name all Lockboxes as set forth in Section 8 to the satisfaction of the Lender and Borrower shall have delivered to Lender, with respect to each Deposit Account maintained by Borrower, a deposit account control agreement in form and substance satisfactory to the Lender, executed by the financial institution at which such Deposit Account is maintained;

                  (q) Borrower shall have delivered all due diligence materials to the Lender as Lender has requested;

                  (r) Lender shall have received an executed Collection Custodial Agreement from an officer of the Borrowers in form and substance acceptable to Lender;

                  (s) BOF shall have received (i) the Term Loan Agreement, and
(ii) the Warrant Agreement, fully executed and each in form and substance satisfactory to BOF;

                  (t) Crdentia shall have received on or before the Closing Date a cash capital contribution in the amount of $1,250,000;

                  (u) Lender shall have received satisfactory evidence that Borrower has secured the services of a third-party payroll tax service provider.

         18.      JOINT AND SEVERAL LIABILITY.

                  (a) Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Borrower or Borrowers, and hereby authorizes Lender to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

                  (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Borrowers and at their request. Lender shall not incur liability to Borrowers as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Section 18 except due to willful misconduct or gross (not mere) negligence by the indemnified party.

                  (c) Notwithstanding anything to the contrary contained herein, all Obligations of each Borrower hereunder shall be joint and several obligations of Borrowers.

                  (d) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Obligations of Borrowers, and the liens and security interests granted by Borrowers to secure the Obligations, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and Borrowers agree that if the Obligations of a Borrower, or any liens or security interests granted by such Borrower securing the Obligations, would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Obligations of such Borrower and the liens and security interests securing such Obligations shall be valid and enforceable only to the maximum extent that would not cause such Obligations or such lien or security interest to constitute a Fraudulent Conveyance, and the Obligations of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. ss. 101, et seq.), as amended (the "BANKRUPTCY CODE"), or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

                  (e) Each Borrower assumes responsibility for keeping itself informed of the financial condition of the each other Borrower, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of such other Borrower's Obligations, and of all other circumstances bearing upon the risk of nonpayment by such other Borrowers of their Obligations and each Borrower agrees that Lender shall not have any duty to advise such Borrower of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower on any subsequent occasion.

                  (f) Lender is hereby authorized, without notice or demand and without affecting the liability of a Borrower hereunder, to, at any time and from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, a Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on a Borrower's Obligations;
(iii) take and hold security or collateral for the payment of a Borrower's Obligations hereunder or for the payment of any guaranties of a Borrower's Obligations or other liabilities of a Borrower and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; and (v) settle, release, compromise, collect or otherwise liquidate a Borrower's Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of the other Borrowers. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and such determination shall be binding on such Borrower. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of a Borrower's Obligations as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Obligations of the other Borrowers.

                  (g) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect a Borrower's Obligations from any Borrower or any guarantor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing Borrowers' Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Obligations;
(iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) for repayment of any of Borrowers' Obligations; or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  (h) Until the Obligations of Lender have been paid in full, no payment made by or for the account of a Borrower, including, without limitations, (i) a payment made by such Borrower on behalf of another Borrower's Obligations or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

         19.      RELEASES; INDEMNITIES.

                  (a) To the fullest extent permitted by applicable law, in consideration of Lender's entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which Borrower hereby acknowledges, Borrower, on its own behalf and on behalf of its successors (including, without limitation, any receiver or trustee acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and Affiliates (collectively, the "Releasors"), hereby forever release, discharge and acquit Lender and its parents, subsidiaries, shareholders, Affiliates, partners, trustees, officers, employees, directors, agents and attorneys and their respective successors, heirs and assigns (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) indebtedness and obligations (collectively, "Claims") of every type, kind, nature, description or character, including, without limitation, any so-called "lender liability" claims or defenses, and irrespective of how, why or by reason of what facts, whether such Claims have heretofore arisen, are now existing or hereafter arise, or which could, might or be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, each as though fully set forth herein at length, which may in any way arise out of, are connected with or in any way relate to actions or omissions which occurred on or prior to the date hereof with respect to Borrower, this Agreement, the Obligations, any Collateral, the Prior Agreements, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than such Claims arising out of the gross negligence or willful misconduct of a Releasee. This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Agreement or the Loan Documents, including payment in full of the Obligations.

                  (b) Each of the Releasors further agrees to indemnify the Releasees and hold the Releasees harmless from and against any and all such Claims (as such term is defined in the immediately preceding paragraph) which may be brought against any of the Releasees on behalf of any entity or Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any of the Releasors, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Agreement or any other Loan Document, the Obligations, any Collateral or the Prior Agreements, other than such Claims arising out of the gross negligence or willful misconduct of a Releasee. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Agreement and the other Loan Documents.

         20.      NOTICE.

         All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 233 South Wacker Drive, Suite 5350, Chicago, Illinois 60606, Attention: Chief Credit Officer, facsimile number: (312) 334-4450, and in the case of Borrower shall be sent to it at its principal place of business set forth on SCHEDULE 11(b) hereto or as otherwise directed by Borrower in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

         21.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION.

         This Agreement and the Other Agreements are submitted by Borrower to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrower to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF ILLINOIS, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

         To induce Lender to accept this Agreement, Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH FOR NOTICE IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

         22.      MODIFICATION AND BENEFIT OF AGREEMENT.

         This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower or such other Person who is a party to such Other Agreement and Lender. Borrower may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Borrower hereby consents to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or to Lender granting participations in the Obligations and related Loan Documents, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties. Borrower agrees that it shall execute and deliver such documents as Lender may request in connection with the foregoing. Borrower further consents to the pledge or collateral assignment and grant of a security interest, by Lender, in connection with its' own financing, including all rights, benefits, warranties, representations, covenants, indemnities and remedies, and all proceeds of the foregoing, contained in this Agreement and any of the Other Agreements.

         23.      HEADINGS OF SUBDIVISIONS.

         The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

         24.      POWER OF ATTORNEY.

         Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and paid in full and this Agreement is terminated.

         25.      CONFIDENTIALITY.

         Lender hereby agrees to use commercially reasonable efforts to assure that any and all information relating to Borrower which is (i) furnished by Borrower to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to Borrower may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Lender or such affiliate, to any other party, as long as such person or entity has been informed of Lender's confidentiality obligation hereunder and has agreed to abide by its terms. Borrower and Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, Borrower hereby consents to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

         26.      BROKERAGE FEES.

         Borrower represents and warrants to Lender that, with respect to the financing transaction contemplated herein, no Person (other than Roth Capital Partners, LLC) is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

         27.      PUBLICITY.

         Lender is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

         28.      LIMITATION OF ACTIONS.

         Borrower agrees that any claim or cause of action by Borrower against Lender, or any of Lender's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Lender, or by Lender's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Lender or any other Person authorized to accept service of process on behalf of Lender, within thirty (30) days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Lender. This provision shall survive any termination of this Agreement or any other agreement.

         29.      LIABILITY.

         Neither Lender nor any Lender Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if Lender has been advised of the possibility of such damages. Neither Lender, nor any Lender Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower through the ordinary negligence of Lender, or any Lender Affiliate.

         30.      COUNTERPARTS.

         This Agreement, any of the Other Agreements, and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

         31.      ELECTRONIC SUBMISSIONS.

         Upon not less than thirty (30) days' prior written notice (the "APPROVED ELECTRONIC FORM NOTICE"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements be submitted to Lender in "APPROVED ELECTRONIC FORM" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof, "ELECTRONIC FORM" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "APPROVED ELECTRONIC FORM" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrower in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

         32.      WAIVER OF JURY TRIAL; OTHER WAIVERS.

                  (a) BORROWER AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTUOUS CONDUCT BY BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  (b) Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

                  (c) Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Obligations, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to Borrower, including, without limitation, any deposit account at Lender or such affiliate.

                  (d) BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL, PROVIDED THAT IN THE EVENT LENDER SEEKS TO ENFORCE ITS RIGHTS HEREUNDER BY JUDICIAL PROCESS OR SELF-HELP, LENDER SHALL PROVIDE BORROWER WITH SUCH NOTICES AS ARE REQUIRED BY LAW.

                  (e) Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrower specifying such suspension or waiver.

                             SIGNATURE PAGES FOLLOW

                  SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



                                         CRDENTIA CORP.,
                                         a Delaware corporation


                                         By:  /S/ JAMES D. DURHAM
                                              ----------------------------------
                                              James D. Durham
                                              Chief Executive Officer


                                         BAKER ANDERSON CHRISTIE, INC.,
                                         a California corporation


                                         By:  /S/ JAMES D. DURHAM
                                              ----------------------------------
                                              James D. Durham
                                              Chief Executive Officer


                                         NURSES NETWORK, INC.,
                                         a California corporation


                                         By:  /S/ JAMES D. DURHAM
                                              ----------------------------------
                                              James D. Durham
                                              Chief Executive Officer


                                         NEW AGE STAFFING, INC.,
                                         a Delaware corporation


                                         By:  /S/ JAMES D. DURHAM
                                              ----------------------------------
                                              James D. Durham
                                              Chief Executive Officer

                  SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT



                                          PSR NURSES, LTD.,
                                          a Texas limited partnership

                                               By: PSR NURSE RECRUITING, INC.
                                               Its:   General Partner

                                               By:    /S/ JAMES D. DURHAM
                                                      --------------------------
                                                      James D. Durham
                                                      Chief Executive Officer


                                          PSR NURSE RECRUITING, INC.,
                                          a Texas corporation


                                          By:    /S/ JAMES D. DURHAM
                                                 --------------------------
                                                 James D. Durham
                                                 Chief Executive Officer


                                          PSR NURSES HOLDINGS CORP.,
                                          a Texas corporation


                                          By:    /S/ JAMES D. DURHAM
                                                 --------------------------
                                                 James D. Durham
                                                 Chief Executive Officer

                  SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT

                                          BRIDGE HEALTHCARE FINANCE, LLC,
                                          a Delaware limited liability company


                                          By   /S/ KIM GORDON
                                               ---------------------------------
                                               Kim Gordon
                                               Executive Vice President/Chief
                                                 Credit Officer

                              ANNEX I-DEFINED TERMS

         "ACQUISITION" shall mean the purchase by Crdentia (or another Borrower) of all of the issued and outstanding equity interests or substantially all of the operating assets of any Person in the healthcare staffing industry pursuant to the Acquisition Documents.

         "ACQUISITION DOCUMENTS" shall mean all agreements, instruments and documents executed or delivered in connection with an Acquisition.

         "ACCOUNT" shall mean all present and future accounts and payment intangibles (in respect of Staffing Services), as such terms are defined in the UCC, of Borrower, including, without limitation, all obligations for the payment of money (including, without limitation, all amounts due and owing from Governmental Authorities to the extent such amounts are deemed to be or construed to be general intangibles) arising out of the sale, lease, license or other disposition of goods or other Property or the rendering of services and all proceeds thereof.

         "ACCOUNT DEBTOR" shall mean, with respect to any Account, the Person obligated to pay under such Account. The term "Account Debtor" specifically includes, without limitation, any insurer or Governmental Reimbursement Program.

         "ACCOUNT DEBTOR COLLECTION LOCKBOX ACCOUNT" shall mean an account or accounts maintained at the Lockbox Bank into which all collections of Accounts are paid directly; the Account Debtor Collection Lockbox Account shall be an account in the name of Lender (or Borrower for the sole benefit of Lender), and shall be the sole and exclusive property of Lender.

         "AFFILIATE" shall mean any Person (i) which directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of Borrower, or
(iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by Borrower.

         "AUTHORIZED OFFICER" shall mean, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer or treasurer.

         "BORROWED MONEY" shall mean, as applied to any Person, without duplication, (a) all Indebtedness of such Person, (b) all debt of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers' acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all hedging, swap, or similar obligations of such Person, (h) all Contingent Liabilities of such Person and
(i) all debt of any partnership, limited liability company, or other entity (only if such partnership, limited liability company or other entity is a Borrower) of which such Person is a majority owner.

                                   Annex I - 1

         "BOF" shall mean Bridge Opportunity Finance, LLC.

         "BORROWER" or "BORROWERS" shall mean, collectively, each of the Borrowers named in the first paragraph hereof provided that each reference to "Borrower" herein shall mean each Borrower individually and all Borrowers collectively, as the context requires.

         "BORROWING AGENT" shall mean Crdentia.

         "BORROWING BASE CERTIFICATE" shall mean an officer's certificate, in the form and substance agreeable to Lender, delivered by Borrower to Lender pursuant to the terms of this Agreement.

         "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or any day that banks in Chicago, Illinois are required or permitted to close.

         "CMS" shall mean the Centers for Medicare & Medicaid Services.

         "CAPITAL EXPENDITURES" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including Capital Lease Obligations) by Borrowers during such period that are required by GAAP, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers.

         "CAPITAL LEASE" shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person as lessee that is, or should be, recorded as a "capital lease" on the balance sheet of such Person prepared in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, indebtedness represented by obligations under a Capital Lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "CLOSING DATE" shall mean June 16, 2004.

         "CLOSING DOCUMENT LIST" shall have the meaning set forth in SECTION 17 hereof.

         "COLLATERAL" shall mean all of the property of Borrower described in
SECTION 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Obligations.

         "CONCENTRATION ACCOUNT" shall have the meaning set forth in SECTION
8(a).

                                   Annex I - 2

         "CONTINGENT LIABILITY" shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any Indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the Indebtedness, obligation or other liability guaranteed or supported thereby.

         "DEFAULT" shall mean an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

         "DERIVATIVE OBLIGATIONS" shall mean every obligation of a Person under any forward contract, futures contract, exchange contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreement), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

         "DILUTION" shall mean, with respect to any period, the percentage obtained by dividing (i) the sum of non-cash credits against Accounts (including, but not limited to returns, adjustments and rebates) of Borrower for such period, plus pending or probable, but not yet applied, non-cash credits against Accounts of Borrower for such period, as determined by Lender in its sole discretion, by (ii) gross invoiced sales of Borrower for such period.

         "EBITDA" shall mean, with respect to any period, Borrowers', on a consolidated basis, net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) PLUS interest expense, income tax expense, depreciation and amortization for such period, PLUS or MINUS any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period.

         "ELIGIBLE ACCOUNT" shall mean an Account arising in the ordinary course of Borrower's business from the rendition of Staffing Services, which was generated originally in the name of Borrower and not acquired via assignment or otherwise from another Person that Lender, in its reasonable credit judgment, shall deem eligible based on such considerations as Lender may from time to time deem appropriate. Without limiting the foregoing, an Account shall NOT be deemed to be an Eligible Account if:

                  (i) the Account remains unpaid for a period of one hundred twenty (120) days past the date of invoice;

                  (ii) the Account Debtor has failed to pay more than fifty percent (50%) of all of the outstanding amounts owed by the particular Account Debtor or payor to Borrower one hundred twenty (120) days after the dates of service for such Accounts;

                  (iii) the Account Debtor is an Affiliate of Borrower;

                                   Annex I - 3

                  (iv) the Account does not arise out of the ordinary course of Borrower's business, or as to which a portion, if payable by a third-party payor or acceptable to Lender pursuant to which payment by the account debtor or payor may be conditional;

                  (v) the Account Debtor is located outside of the United
         States;

                  (vi) the Account Debtor is the United States or any department, agency or instrumentality thereof, except to the extent that the requirements of the Federal Assignment of Claims Act, 31 U.S.C. Section 3727;

                  (vii) Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower;

                  (viii) the Account Debtor's total obligations to Borrower exceed twenty-five percent (25%) of all Eligible Accounts, to the extent of such excess;

                  (ix) the Account Debtor disputes liability with respect to the applicable Account or makes any claim with respect thereto (up to the amount of such liability or claim), or is subject to any insolvency or bankruptcy proceeding or becomes insolvent, or fails or goes out of a material portion of its business;

                  (x) the amount thereof consists of late charges or finance charges, but only to the extent of such charges;

                  (xi) the amount thereof consists of a credit balance more than one hundred twenty (120) days past due;

                  (xii) the face amount of any single invoice thereof exceeds $20,000 unless accompanied by evidence of invoice relating thereto satisfactory to Lender in its reasonable credit judgment;

                  (xiii) the Account Debtor is an individual or private party not in the business of providing healthcare services (e.g. "self-pay" individuals not covered by insurance or workers compensation);

                  (xiv) the amount thereof is not yet represented by an invoice or bill issued in the name of the applicable Account Debtor, other than as contemplated by Section 2(a)(ii);

                  (xv) the amount thereof is denominated in or payable with any currency other than U. S. Dollars;

                  (xvi) the Account is not at all times subject to Lender's duly perfected first priority security interest; or

                                   Annex I - 4

                  (xvii) the representations and warranties with respect to such Account set forth in Section 11(w) of this Agreement have been breached or are no longer true and correct.

         "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to Borrower's business or facilities owned or operated by Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

         "EVENT OF DEFAULT" shall have the meaning specified in SECTION 15 hereof.

         "EXCESS AVAILABILITY" shall mean, as of any date of determination by Lender, the excess, if any, of the lesser of (i) the Maximum Revolving Loan Limit less the sum of the outstanding Revolving Loans and (ii) the Revolving Borrowing Base Amount less the sum of the outstanding Revolving Loans, in each case as of the close of business on such date and assuming, for purposes of calculation, that all accounts payable of the Borrower which remain unpaid more than thirty (30) days after the due dates thereof (except for professional fees and amounts contested in good faith) as of the close of business on such date are treated as additional Revolving Loans outstanding on such date.

         "FISCAL YEAR" shall mean each twelve (12) month accounting period of Borrower, which ends on December 31st of each year.

         "GAAP" shall mean generally accepted accounting principles, using the accrual basis of accounting and consistently applied with prior periods to the extent required under Section 1(b); provided, however, that GAAP with respect to any interim financial statements or reports shall be deemed subject to fiscal year-end adjustments and footnotes made in accordance with GAAP.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, registration, authorization, certificate, accreditation, plan, directive, consent order or consent decree of or from, or notice to, any Government Authority.

         "GOVERNMENT AUTHORITY" means any federal, state, District of Columbia, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                                   Annex I - 5

         "GOVERNMENT REIMBURSEMENT PROGRAM" shall mean (i) the Medicare program established under the Title XVIII of the Federal Social Security Act, the Federal Employees Health Benefit Program under 5 U.S.C. ss.ss. 8902 et seq., the TRICARE program established by the Department of Defense under 10 U.S.C. ss.ss. 1071 et seq. or the Civilian Health and Medical Program of the Uniformed Services under 10 U.S.C. ss.ss. 1079 and 1086, (ii) the Medicaid program of any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Federal Social Security Act or (iii) any agent, administrator, intermediary or carrier for any of the foregoing.

         "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are, or become, regulated under any Environmental Law (including, without limitation any that are, or become, classified as hazardous or toxic under any Environmental Law).

         "HEALTHCARE REGULATIONS" means any and all current or future Laws relating to HMOs, healthcare service providers, Government Reimbursement Programs, Persons engaged in the Healthcare Service Business, healthcare-related insurance companies, or any other similar Person and any rule, regulation, directive, order or decision promulgated or issued pursuant thereto. Healthcare Regulations shall include the Food, Drug and Cosmetic Act (21 U.S.C. ss. 301 et seq.), federal anti-kickback statute (42 U.S.C. ss. 1320a-7b), the False Claims Act (31 U.S.C. ss.ss. 3729 et seq.), the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191, 110 Stat. 1936 (1996)) and the federal physician self-referral laws (42 U.S.C. ss. 1395nn).

          "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Capital Lease Obligations of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person, (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (f) all Derivative Obligations of such Person, (g) all Contingent Obligations, and (h) all liabilities of any partnership or joint venture of which such Person is a general partner or joint venturer.

         "INFORMATION CERTIFICATE" means the document attached hereto as EXHIBIT D.

         "INTELLECTUAL PROPERTY" shall mean all past, present and future: trade secrets (including, without limitation, customer lists), know-how and other proprietary information; trademarks, Internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing), indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for


                                   Annex I - 6
registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

         "LENDER AFFILIATE" shall mean Lender's directors, officers, employees, agents, attorneys or any other Person or entity affiliated with or representing Lender.

         "LIEN" shall mean any mortgage, pledge, claim, hypothecation, judgment lien or similar legal process, title retention lien, or other lien or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under a lease of any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, that is, or should be, accounted for as a Capital Lease.

         "LOAN DOCUMENTS" shall mean this Agreement and the Other Agreements.

         "LOANS" shall mean all loans and advances made by Lender to or on behalf of Borrower hereunder.

         "LOCKBOX" shall have the meaning specified in SUBSECTION 8(a) hereof.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

                  "MAXIMUM LOAN LIMIT" shall mean Fifteen Million and No/100 Dollars ($15,000,000).

         "MAXIMUM REVOLVING LOAN LIMIT" shall have the meaning specified in SUBSECTION 2(a) hereof.

         "NOTICE OF BORROWING" shall mean a written notice that is accompanied by a Borrowing Base Certificate, in the form of that attached hereto as Exhibit E, and appropriately completed by Borrowing Agent.

         "OBLIGATIONS" shall mean any and all obligations, liabilities and Indebtedness of Borrower to Lender (other than Term Loan Obligations), or to any parent, affiliate or subsidiary of Lender, of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

                                  Annex I - 7

         "OBLIGOR" shall mean Borrower and each other Person who is or shall become primarily or secondarily liable for any of the Obligations.

         "OPERATING CASH FLOW" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, PLUS or MINUS each of the following items, to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges;
(iii) interest and fee expenses paid or accrued; (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period; and (v) gain or loss on the sale of property, plant or equipment of Borrower; and (vi) management fees and other fees paid to subordinating creditors to the extent permitted hereunder, and under the applicable subordination agreement(s), but only to the extent any such item was expensed in the calculation of net income and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period;
(b) any non-cash income and gains from the sale of property; and (c) all actual Capital Expenditures made during such period and not financed.

         "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, other than this Agreement and the Term Loan Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, and all other writings heretofore, now or from time to time hereafter executed by or on behalf of Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Obligations or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

         "PBGC" shall have the meaning specified in SUBSECTION 12(b)(v) hereof.

         "PARENT" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of Borrower and, if Borrower is a partnership, the general partner of Borrower.

         "PBGC" shall have the meaning specified in SUBSECTION 12(b)(v) hereof.

         "PERMITTED ACQUISITION" shall have the meaning specified in SECTION 13(c)(iii) hereof.

         "PERMITTED LIENS" shall mean (i) statutory Liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder in excess of fifteen (15) days or amounts which are being contested in good faith and by appropriate proceedings and for which Borrower has maintained adequate reserves; (ii) Liens in favor of Lender;
(iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on Borrower's ability to use such


                                  Annex I - 8
real property for its intended purpose in connection with Borrower's business;
(iv) Liens in connection with purchase money indebtedness and Capital Leases otherwise permitted pursuant to this Agreement, provided, that such Liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such Capital Leases; (v) Liens set forth on SCHEDULE 1; (vi) Liens specifically permitted by Lender in writing; (vii) involuntary Liens securing amounts less than $50,000 and which are released or for which a bond acceptable to Lender in its reasonable credit judgment, determined in good faith, has been posted within ten (10) days of its creation; and (viii) Liens for taxes not yet due and payable or for taxes being contested in good faith by appropriate proceedings and as to which the Borrower has deposited with the Lender an amount sufficient in the Lender's sole discretion to pay such taxes, together with all estimated interest and penalties in connection therewith.

         "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

         "PLAN" shall have the meaning specified in SUBSECTION 12(b)(v) hereof.

         "PRIME RATE" shall mean the prime rate publicly announced by LaSalle Bank, N.A., in effect from time to time.

         "PROPERTY" shall mean, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including capital stock in, and other securities of, any other Person.

         "REVOLVING BORROWING BASE AMOUNT" shall have the meaning specified in SUBSECTION 2(A) hereof.

         "REVOLVING LOANS" shall have the meaning specified in SUBSECTION 2(a) hereof.

         "SELLER NOTES" shall mean, collectively, the notes listed on SCHEDULE 11(n) hereto and any other notes representing Subordinated Debt incurred as a part of the purchase price of a Permitted Acquisition subject to a Subordination Agreement acceptable to the Lender.

         "SENIOR DEBT SERVICE" means, for any period, the sum of payments made or required to be made by Borrower during such period for (i) interest, fees and scheduled principal payments due on the Term Loans, and (ii) interest only payments due on the Revolving Loans facility, and (iii) interest and schedule principal payments due on any and all other Indebtedness for Borrowed Money excluding the Subordinated Debt.

         "SERVICES" means the business of providing staffing in the healthcare industry and businesses and services reasonably related thereto.

         "STAFFING SERVICES" means arranging to provide healthcare-related staffing services, long-term care or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

                                  Annex I - 9

         "SUBORDINATED DEBT" shall mean Indebtedness of Borrower or any Subsidiary of Borrower that is subordinated to the Obligations in a manner satisfactory to Lender, and contains terms, including, without limitation, payment terms, satisfactory to Lender.

         "SUBORDINATION AGREEMENTS" shall mean, individually and collectively, all subordination agreements, intercreditor agreements, consent and similar agreements among either Borrower, Lender and any holder of Indebtedness, whether entered into on or prior to the date hereof or from time to time hereafter, together with all modifications, amendments and restatements of any of the foregoing, including, without limitation, the Subordination Agreements listed on
SCHEDULE 11(N) hereto in respect of the Seller Notes existing on the Closing
Date.

         "SUBSIDIARY" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Borrower or any partnership of which Borrower is a general partner.

         "TANGIBLE NET WORTH" shall have the meaning specified in SUBSECTION 14(a) hereof.

         "TARGET" shall mean, the entity which is the subject of an Acquisition.

         "TARGET PRO FORMA DEBT SERVICE" means, for any period, the sum of payments that will be made or required to be made by such Target during such period for (i) interest, fees and scheduled principal payments due on the Term Loans that will be made to such Target in connection with the Permitted Acquisition of such Target, and (ii) interest only payments due on the Revolving Loans that will be made to such Target during such period (assuming that the maximum principal amount of Revolving Loans will be made to such Target during such 12-month period, based on such Target's anticipated borrowing base of Eligible Accounts), and (iii) interest and schedule principal payments due on any and all other Indebtedness for Borrowed Money of Target anticipated during such period, excluding the Subordinated Debt of Target.

         "TARGET PRO FORMA EBITDA" shall mean, with respect to any period, Target's net income after taxes for such period (excluding any after-tax gains or losses and excluding other after-tax extraordinary gains or losses) PLUS interest expense, income tax expense, depreciation and amortization for such period, PLUS or MINUS any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period.

         "TARGET PRO FORMA SENIOR DEBT" means (a) the maximum amount of Revolving Loans that will be made to Target under the Revolving Loan Agreement (based on such Target's anticipated borrowing base of Eligible Accounts), PLUS
(b) the aggregate principal amount of the Term Loans that will be made to Target in connection with the Permitted Acquisition of Target, PLUS (c) all Capitalized Lease Obligations of Target that are anticipated during such 12-month period, PLUS (d) all other Indebtedness for Borrowed Money of Target, excluding the Subordinated Debt of Target.

                                  Annex I - 10

         "TARGET PRO FORMA TERM LOAN DEBT" means for the projected period from the closing date of a Permitted Acquisition to the date that is 12 months from such closing date, the aggregate principal amount of the Term Loan that will be made to Target in connection with the Permitted Acquisition of Target.

         "TERM" shall have the meaning specified in SECTION 10 hereof.

         "TERM LOAN " shall mean that certain Term Loan of BOF to the Borrowers pursuant to the Term Loan Agreement.

         "TERM LOAN AGREEMENT" shall mean that certain Loan and Security Agreement - Term Loan, dated as of the date hereof between Borrowers and BOF.

         "TERM LOAN OBLIGATIONS" shall mean all indebtedness and obligations of every kind and nature of Borrowers to BHF in respect of the Term Loan Agreement.

         "TOTAL DEBT SERVICE" means, for any period, the sum of payments made (or, as to clause (i) of this sentence, required to be made) by Borrower during such period for (i) Senior Debt Service, (ii) pursuant to the scheduled Subordinated Debt payments permitted by this Agreement and the applicable subordination agreement, and (iii) interest and scheduled principal payments due on any and all other Indebtedness for Borrowed Money of Borrower.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

                                  Annex I - 11

                         INDEX OF EXHIBITS AND SCHEDULES


EXHIBITS
--------

Exhibit A                 Borrowing Base Certificate

Exhibit B                 Compliance Certificate

Exhibit C                 Closing Checklist

Exhibit D                 Information Certificate

Exhibit E                 Notice of Borrowing


SCHEDULES
---------

Schedule 1                Permitted Liens

Schedule 11(b)            Business and Collateral Locations

Schedule 11(b)            Certain Collateral

Schedule 11(g)            Litigation

Schedule 11(i)            Affiliate Transactions

Schedule 11(j)            Names & Trade Names

Schedule 11(n)            Indebtedness

Schedule 11(p)            Parent, Subsidiaries and Affiliates

Schedule 11(q)            Defaults

Schedule 11(x)            Government Reimbursement Program Matters

Schedule 11(t)            Environmental Matters

Schedule 11(x)            Healthcare Compliance

Schedule 11(y)            Healthcare Regulatory Matters

Schedule 11(z)            Licenses and Permits

Schedule 11(aa)           Healthcare Authorizations

                     EXHIBIT A - BORROWING BASE CERTIFICATE

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------

To:      Bridge Healthcare Finance, LLC
         ___________________________________
         ___________________________________
         ___________________________________

Ladies and Gentlemen:

         Please refer to the Loan and Security Agreement dated as of ____________ ___, 2004 (as amended or otherwise modified from time to time, the "LOAN AGREEMENT") between Crdentia Corp., a _______ corporation and its Subsidiaries (collectively, "BORROWER"), and Bridge Healthcare Finance, LLC. This certificate (this "CERTIFICATE"), together with supporting calculations attached hereto, is delivered to you pursuant to the terms of the Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

         The Borrower hereby certifies and warrants to the Bank that at the close of business on ______________, 200__ (the "CALCULATION DATE"), the Revolving Borrowing Base Amount was $_____________, computed as set forth on the schedule attached hereto.

         IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed and delivered by its officer thereunto duly authorized on ___________,
_______.

                                            [________________________]
                                            a _______________________



                                            By:______________________
                                            Its:_____________________




                                 EXHIBIT A - 1

                       EXHIBIT B - COMPLIANCE CERTIFICATE


Date:

TO:      Bridge Healthcare Finance, LLC, Agent
         233 South Wacker Drive, Suite 5350
         Chicago, Illinois 60606


Gentlemen and Ladies:

The undersigned Borrower hereby certifies to you the following pursuant to
Section 9(c) of the Loan and Security Agreement-Revolving Loans (the "AGREEMENT") dated as of June 16, 2004, among and Crdentia Corp., Baker Anderson Christie, Inc., Nurses Network, Inc., New Age Staffing, Inc., PSR Nurses, Ltd., PSR Nurse Recruiting, Inc., PSR Nurses Holdings Corp. (collectively, the "BORROWER"), Bridge Healthcare Finance, LLC (the "LENDER").

1. As of , no event of default or event which with the lapse of time or the giving of notice, or both, would become an event of default (an "unmatured event of default") has occurred or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

2. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrower has occurred since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

3. Borrower is in compliance with the representations, warranties and covenants in the Agreement or, if Borrower is not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

4. As of _________________, Borrower maintains the following financial covenants pursuant to Section 14 of the Agreement.

         a. Borrower shall maintain Minimum Tangible Net Worth of not less than (i) $(7,200,000) at all times from the date hereof through September 30, 2004 and (ii) thereafter, from the last day of each fiscal quarter of Borrower through the day prior to the last day of each immediately succeeding fiscal quarter of Borrower, the Minimum Tangible Net Worth during the immediately preceding period plus seventy-five percent (75%) of Borrower's net income (but without reduction for any net loss) for the Fiscal Year ending on the first day of such period as reflected on Borrower's audited year end financial statement. (See attached SCHEDULE A for calculation of Tangible Net Worth)

                                 EXHIBIT B - 1

                      Compliance            Yes: _____             No: _____

         b. SENIOR DEBT SERVICE COVERAGE RATIO. As of the last day of each applicable period, the ratio of Borrower's Operating Cash Flow to Borrower's Senior Debt Service for each period set forth below (which ratio shall be tested as of the last day of each such period) must be at least the following: (See attached SCHEDULE B for calculation)

---------------------------- ------------------------- --------------------------- --------------------------
                                                           Senior Debt Service
       Time Frame                   Date Tested               Coverage Ratio               Based On
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      7/31/04                   0.25 to 1.00                Monthly
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      8/31/04                   1.00 to 1.00                Monthly
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      9/30/04                   1.50 to 1.00                Trailing 3 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      10/31/04                  1.50 to 1.00                Trailing 6 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      11/30/04                  1.50 to 1.00                Trailing 6 months
---------------------------- ------------------------- --------------------------- --------------------------
Monthly                      12/31/04                  1.50 to 1.00                Trailing 12 months
---------------------------- ------------------------- --------------------------- --------------------------
Quarterly                    3/31/04 and each          1.50 to 1.00                Trailing 12 months
                             quarter thereafter
---------------------------- ------------------------- --------------------------- --------------------------

      Actual Debt Service Coverage Ratio:  _____     Compliance:        Yes: _____          No: _____


         c. MINIMUM EBITDA. Borrower shall not permit EBITDA to be less than the amount set forth below for the corresponding period set forth below (See attached SCHEDULE C for calculation):

              PERIOD                                           MINIMUM EBITDA
              ------                                           --------------
    For the month ended 6/30/04                                   $(49,675)
    For the month ended 7/31/-04                                    $7,046
    For the month ended 8/31/04                                    $59,360
    For the month ended 9/30/04                                    $111,093
    For the month ended 10/31/04                                   $172,931
    For the month ended 11/30/04                                   $218,418
    For the month ended 12/31/04 and for each month
    ended thereafter                                               $251,566

                                 EXHIBIT B - 2

         Notwithstanding the foregoing, to the extent Borrower maintains a Senior Debt Service Coverage Ratio of 1.50 to 1.00 or greater as determined at the end of any measuring period as set forth in Section 4(b) above, Borrower shall not be required to maintain minimum EBITDA as set forth in this Section for such corresponding month and during the continuance of such compliance.

                      Compliance            Yes: _____             No: _____

                  d. Capital Expenditure Limitation: the aggregate cost of all fixed assets purchased or othewise acquired shall not exceed $200,000 during any Fiscal Year.

       Total Capital Expenditures (YTD):  _____           Compliance:        Yes: _____         No: _____

                  e. Operating Lease Obligations: payments made pursuant to operating lease obligations shall not exceed $100,000 during any Fiscal Year.

       Operating Lease Payments (YTD):    _____           Compliance:        Yes: _____         No: _____


5.       As of , Borrower has the following:

                  a. EXCESS AVAILABILITY. Borrower's Excess Availability is $___________. (See attached SCHEDULE D for calculation of Excess Availability)

                  b. TOTAL DEBT SERVICE COVERAGE RATIO. Borrowers' (in the aggregate) ratio of Operating Cash Flow to Total Debt Service is ______ to 1.00 (See attached SCHEDULE E for calculation of Total Debt Service Coverage Ratio)


The financial statements, reports and information submitted concurrently herewith have been prepared in accordance with generally accepted accounting principles consistently applied and there have been no material changes in accounting policies or financial reporting practices of Borrower since __________________________[date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrower has taken or proposes to take with respect thereto.

                                 EXHIBIT B - 3

Any and all initially capitalized terms set forth in this certificate without definition shall have the respective meanings ascribed thereto in the Agreement.




                                                    CRDENTIA CORP.

                                           By: _________________________________

                                           Its:_________________________________




                                 EXHIBIT B - 4

                                   SCHEDULE A
                                   ----------


                               TANGIBLE NET WORTH
                               ------------------


TANGIBLE NET WORTH
------------------

Shareholders' equity (including retained earnings
and preferred stock)                                   _________________________

Less:    Book value of all intangible assets           _________________________

Add:     Amount of debt subordinated to Lender         _________________________
                                                       _________________________

TANGIBLE NET WORTH                                     _________________________

                                   SCHEDULE B
                                   ----------


                    TOTAL SENIOR DEBT SERVICE COVERAGE RATIO
                    ----------------------------------------



OPERATING CASH FLOW
-------------------

Net income (Loss) excluding extraordinary gains or losses   ____________________

Add:    Depreciation                                        ____________________

        Amortization and other non-cash charges             ____________________

        Interest and fee expenses paid or accrued           ____________________

        Total federal and state income tax expenses
        accrued regardless of whether paid during
        such period                                         ____________________

        Management fees and other fees paid to
        subordinated creditors                              ____________________

Add/Less:
            Gain or loss on the sale of property, plant or
            Equipment                                       ____________________

            Subtotal                                        ____________________

Less:     Cash Capital Expenditures made during such period

          All taxes paid or required to be paid during
          such period and all non-cash income               ____________________


TOTAL OPERATING CASH FLOW                                   ____________________
-------------------------


SENIOR DEBT SERVICE
-------------------

Add:     Interest, fees and scheduled principal payments
         due on the Term Loans                              ____________________

         Interest payments due on the Revolving Loans       ____________________

         Scheduled principal and interest payments made
         or required to be made on all other indebtedness
         of Borrower (excluding Subordinated Debt)          ____________________


TOTAL SENIOR DEBT SERVICE                                   ____________________
-------------------------

TOTAL OPERATING CASH FLOW:
TOTAL SENIOR DEBT SERVICE                       = _______  to 1.0

                                   SCHEDULE C


                                     EBITDA
                                     ------



EBITDA

Net income (Loss) (excluding any after-tax gains or
losses and excluding other after-tax extraordinary
gains or losses)                                       _________________________

Add:     Interest expense                              _________________________
         Income tax expense                            _________________________
         Depreciation                                  _________________________
         Amortization                                  _________________________

Add/Less:
         Other non-cash charges or gains               _________________________


TOTAL EBITDA                                           _________________________
------------

Minimum EBITDA    $____________         Total EBITDA          $______________

                                   SCHEDULE D
                                   ----------


                               EXCESS AVAILABILITY
                               -------------------



EXCESS AVAILABILITY
-------------------

A.   Maximum Revolving Loan Limit                      _________________________

B.   Outstanding Revolving Loans                       _________________________

C.   Total of A minus B.                               _________________________

Revolving Borrowing Base Amount                        _________________________

      1.  85% of Eligible Accounts                     _________________________
      2.  Account unbilled/aged < 7 days               _________________________
      3.  Reserves                                     _________________________
D.   Total of 1 plus 2 less 3                          _________________________

E. Total of D less B                                   _________________________

TOTAL OF EXCESS AVAILABILITY (lesser of C and E)       _________________________
----------------------------

                                   SCHEDULE E
                                   ----------


                    TOTAL SENIOR DEBT SERVICE COVERAGE RATIO
                    ----------------------------------------



TOTAL OPERATING CASH FLOW (from Schedule B)            _________________________
-------------------------


TOTAL DEBT SERVICE                                     _________________________
------------------


Senior Debt Service (from Schedule B)                  _________________________


Scheduled Subordinated Debt payments
permitted under the Agreement                          _________________________


Interest and scheduled principal payments
due on all other Indebtedness for Borrowed Money       _________________________


TOTAL DEBT SERVICE                                     _________________________
------------------


TOTAL OPERATING CASH FLOW:
TOTAL DEBT SERVICE                              = ________ to 1.0

                          EXHIBIT C - CLOSING CHECKLIST

                     BRIDGE HEALTHCARE FINANCE, LLC ("BHF")

                                      with

                           CRDENTIA CORP. ("CRDENTIA")
                     BAKER ANDERSON CHRISTIE, INC.("BAKER")
                     NURSES NETWORK, INC.("NURSES NEWTORK")
                       NEW AGE STAFFING, INC. ("NEW AGE")
                          PSR NURSES, LTD. ("PSR LTD.")
                  PSR NURSE RECRUITING, INC. ("PSR RECRUITING")
                   PSR NURSES HOLDINGS CORP. ("PSR HOLDING"),
                         (COLLECTIVELY, THE "BORROWERS")

                       $15,000,000 Revolving Loan Facility

                               Document Checklist

                                  June 16, 2004



1.       DEAL TEAM
Borrower                           CRDENTIA CORP.
("B")                              14114 DALLAS PARKWAY, SUITE 600
                                   DALLAS, TEXAS 75254
                                   Tel:  (800) 803-1777
                                   Fax:  (972) 392-2722

                                   Attn:  William Leftwich
                                   Title:  Chief Financial Offier
                                   E-Mail:  bleftwich@credentia.com
                                            -----------------------

Borrower Counsel:                  MORRISON & FORESTER LLP
("BC")                             3811 Carmel Centre Drive, Suite 500
                                   San Diego, California 92103

                                   Steven Rowles, Esq.
                                   Tel:  (858) 720-5198
                                   Fax:  (858) 523-2810
                                   Cell:  (858) 705-0126
                                   E-mail:  srowles@mofo.com
                                            ----------------

                                   Jill Feldman, Esq.
                                   425 Market Street
                                   San Francisco, CA 94105
                                   Tel:  (415) 268-6474
                                   Desktop Fax:  (415) 276-7298
                                   Firm Fax:  (415) 268-7522
                                   E-Mail:  jfeldman@mofo.com
                                            -----------------

                                   James Nathan ("Nate") Jensen, Esq.
                                   Tel:  (858) 720-7912
                                   Fax:  (858) 523-2848
                                   E-Mail:  njensen@mofo.com
                                            ----------------

                                   Jeannette V. Filippone, Esq.
                                   Tel:  (858) 314-5412
                                   Fax:  (858) 523-2829
                                   E-Mail:  jfilippone@mofo.com
                                            -------------------

Lender:                            BRIDGE HEALTHCARE FINANCE, LLC
("L")                              233 South Wacker Drive, Suite 5350
                                   Chicago, Illinois 60606

                                   Attn:  Kim Gordon
                                   Tel:          (312) 334-4455
                                   Fax:          (312) 334-4450
                                   E-Mail:  kgordon@bridgehcf.com
                                            ---------------------

                                   Attn:  Shawn Andrews
                                   Tel:          (312) 334-4452
                                   Cel:          (312) 282-3614
                                   E-Mail:  sandrews@bridgehcf.com
                                            ----------------------

                                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                                   222 N. LaSalle Street
                                   Chicago, Illinois  60601
                                   Tel:          (312) 609-7500
                                   Fax:          (312) 609-5005

                                   Thomas E. Schnur, Esq.
                                   Dir:          (312) 609-7715
                                   E-Mail:       tschnur@vedderprice.com
                                                 -----------------------

                                   Dana Armagno, Esq.
                                   Dir:          (312) 609-7543
                                   E-Mail:       darmagno@vedderprice.com
                                                 ------------------------

                                   A.J. Gable, Esq. Dir: (312)
                                   Dir:          609-7852 E-Mail:
                                   E-Mail:       agable@vedderprice.com
                                                 ----------------------

                                   Diana Schoendorff, Paralegal
                                   Dir:          (312) 609-7859
                                   E-Mail:       dschoendorff@vedderprice.com
                                                 ----------------------------


2.       FINANCING DOCUMENTATION                                                                   RESPONSIBLE PARTY
                                                                                                   -----------------

         (a)      LOAN DOCUMENTATION

                  (i)      Loan and Security Agreement - Revolving Credit Loan
                           (BHF), together with:                                                           CL

                           (1)      ANNEX I - Definitions                                                  CL

                           (2)      Exhibit A - Borrowing Base Certificate                                 L/B
                                    Exhibit B - Compliance Certificate                                     CL
                                    Exhibit C - Closing Document List                                      CL
                                    Exhibit D - Information Certificate
                                    Exhibit E - Notice of Borrowing

                           (3)      Schedule 1 - Permitted Liens                                            B
                                    Schedule 11(b) - Business and Collateral                                B
                                    Locations                                                               B
                                    Schedule 11(b) - Certain Collateral                                     B
                                    Schedule 11(g) - Litigation                                             B
                                    Schedule 11(i) - Affiliate Transactions                                 B
                                    Schedule 11(j) - Names & Trade Names                                    B
                                    Schedule 11(n) - Indebtedness                                           B
                                    Schedule 11(p) - Parent, Subsidiaries & Affiliates                      B
                                    Schedule 11(q) - Defaults                                               B
                                    Schedule 11(t) - Environmental Matters                                  B
                                    Schedule 11(z) - Licenses and Permits

                  (ii)     $15,000,000 Revolving Note (BHF)                                                CL

                  (iii)    Collection Custodial Agreement                                                  CL

                  (iv)     Pledge Agreement for each Borrower (other than
                           Crdentia Corp.), together with:                                                 CL

                           (1)      Original Stock or LCC Certificates

                           (2)      Stock or LCC Powers

                  (v)      Accountant's Access Letter                                                      CL

                  (vi)     Borrowing Base Certificate                                                      B

                  (vii)    Disbursement Request                                                            CL/B

                  (viii)   Subordination and Standstill Agreements (re: Seller
                           Notes)                                                                          CL/B

                           (1)      Nick Liuzza, Jr.
                           (2)      Robert Kenneth
                           (3)      Deborah A. McDonnell


                                       5

                           (4)      Professional Staffing Resources, Inc.
                           (5)      Nursing Services Registry of Savannah, Inc.
                           (6)      Robin Riddle

                  (ix)     Officer's Certificate                                                           CL/B

         (b)      ACCOUNT DOCUMENTATION

                  (i)      Blocked Account Agreement / Lockbox Agreement
                           (collection/sweep accounts)                                                     CL/B

                  (ii)     Deposit Account Control Agreement (for accounts other
                           than collection accounts) for the following bank
                           accounts:                                                                       CL/B

                           (1)      Comerica - Account # 1892275403
                           (3)      Legacy of Texas - Account # 888321
                           (5)      Legacy of Texas - Account # 888339

         (c)      INSURANCE DOCUMENTATION

                  (i)      Certificates of Insurance or Binders naming Bridge
                           Healthcare Finance, LLC and Bridge Opportunity
                           Finance, LLC as an "additional insured" with respect
                           to liability insurance and a "lender's loss payee"
                           with respect to casualty insurance, together with (i)
                           a lender's loss payee endorsement in favor of such
                           entities, executed by the insurance company or
                           authorized insurance agent and (ii) copies of the
                           insurance policies                                                              B/BC

                  (ii)     Assignment of Business Interruption Insurance                                   B/BC

         (d)      THIRD PARTY DOCUMENTATION

                  (i)      Opinion Letter                                                                  BC

                  (ii)     Landlord Agreements together with, for each lease (i)
                           a copy of the lease, (ii) owner's name and address,
                           (iii) legal description of the property:                                        CL/B

                           (1)      14114 Dallas Parkway
                                    Dallas, Texas

                  (iii)    Payoff Letters/Authorizations to File UCC
                           Terminations                                                                    B

                           (1)      Comerica Bank - Payoff Letter

                           (2)      Empire - Payoff Letter

                           (3)      Alamo Capital Corporation - Payoff Letter

                                       6

                           (4)      PSR Nurses, Ltd. - Authorization to file UCC
                                    Termination

                           (5)      Robin D. Riddle - Authorization to file UCC
                                    Termination

                           (6)      Katz Factoring, Inc. - Authorization to file
                                    UCC Termination

3.       UCC, TAX LIEN AND JUDGMENTS

                  (i)      UCC, Tax Lien and Judgment Searches                                             CL

                  (ii)     UCC Pre-Filing Authorization, together with UCC-1
                           Financing Statements                                                            B/CL

                           (1)      Crdentia - Delaware
                           (2)      Baker Anderson Christie, Inc. - California
                           (3)      Nurses Network, Inc. - California
                           (4)      New Age Staffing, Inc. - Delaware
                           (5)      PSR Nurses, Ltd. - Texas
                           (6)      PSR Nurse Recruiting, Inc. - Texas
                           (7)      PSR Nurses Holdings Corp. - Texas

                  (iii)    UCC Termination Statements                                                      B

                           (1)      Comerica Bank - (Crdentia)
                           (2)      PSR Nurses, Ltd. - (New Age)
                           (3)      Katz Factoring, Inc. - (New Age)
                           (4)      Alamo Capital Corporation - (PSR)
                           (5)      Riddle Robin D. - (PSR)

4.       CORPORATION AUTHORIZATION

         (i)      Good Standing Certificates                                                               BC

                  (1)      CRDENTIA - Delaware, California

                  (2)      BAKER ANDERSON CHRISTIE, INC. - California

                  (3)      NURSES NETWORK, INC. - California

                  (4)      NEW AGE STAFFING, INC. - Delaware, Alabama,
                           California, Louisiana, Maryland, New Jersey, Rhode
                           Island, Texas

                                       7

                  (5)      PSR NURSES, LTD. - Texas, Alabama, Alaska, Arizona,
                           Arkansas, California, Colorado, Connecticut,
                           Delaware, Florida, Georgia, Hawaii, Idaho, Illinois,
                           Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                           Maryland, Massachusetts, Michigan, Minnesota,
                           Mississippi, Missouri, Montana, Nebraska, Nevada, New
                           Jersey, New Mexico, New York, North Carolina, Ohio
                           Okalahoma, Oregon, Pennsylvania, South Carolina,
                           Tennessee, Utah, Vermont, Virginia, District of
                           Columbia, Washington, West Virginia, Wisconsin

                  (6)      PSR NURSE RECRUITING, INC. - Texas, Florida,
                           Illinois, Massachusetts, Mississippi, Montana, New
                           Mexico, North Carolina, Oregon, District of Columbia

                  (7)      PSR NURSES HOLDINGS CORP. - Texas

                  (ii)     Certificate of Secretary, together with (i) Certified
                           Certificate/Articles of Incorporation, (ii) By-Laws,
                           and (iii) Borrowing resolutions                                                 BC

                           (1) Crdentia
                           (2) Baker Anderson Christie, Inc.
                           (3) Nurses Network, Inc.
                           (4) New Age Staffing, Inc.
                           (5) PSR Nurses, Ltd.
                           (6) PSR Nurse Recruiting, Inc.
                           (7) PSR Nurses Holdings Corp.

                  (iii)    Post-Closing Agreement                                                          CL

                  (iv)     Healthcare Related Documents                                                    B

                           (1) Copies of all state licenses required by Borrowers to operate business
                           (2) Copies of service agreements with hospitals and healthcare entities

                  (v)      Information Certificate
                  (vi)     Other Documents                                                                 all

                                    EXHIBIT D

                                                  BRIDGE HEALTHCARE FINANCE, LLC
                                                                 CREDIT FACILITY

                         BRIDGE HEALTHCARE FINANCE, LLC

                             INFORMATION CERTIFICATE

                              Dated: June 16, 2004


PLEASE COMPLETE AND RETURN
AS SOON AS POSSIBLE TO:



(a) Thomas E. Schnur, Esq.                    (b) Ms. Kim Gordon
    Vedder, Price, Kaufman & Kammholz, P.C.       Bridge Healthcare Finance, LLC
    222 N. LaSalle Street                         233 South Wacker Drive,
    Chicago, Illinois  60601                       53rd Floor
    Tel:  312-609-7715                            Chicago, Illinois 60606
    Fax:  312-609-5005                            Tel:  847-317-9984
    e-mail:  tschnur@vedderprice.com              Fax:  847-943-9678
             -----------------------              e-mail:  kgordon@bridgehcf.com
                                                           ---------------------
Ladies and Gentlemen:

         Reference is hereby made to the proposed draft Loan and Security Agreement of even date herewith (the "LOAN AND SECURITY AGREEMENT"; capitalized terms used in this Information Certificate and not otherwise defined in this Information Certificate shall have the meanings assigned thereto in the Loan and Security Agreement) by and among Bridge Healthcare Finance, LLC ("BANK"). To induce Bank to enter into the Loan and Security Agreement and fund the Loans provided for thereunder, Borrower hereby provides you with the following information regarding (collectively as the "CREDIT PARTIES" and each, a "CREDIT Party"): Crdentia Corp., a Delaware corporation, Baker Anderson Christie, Inc., a California corporation, Nurses Network, Inc., a California Corporation, New Age Staffing, Inc., a Delaware corporation, PSR Nurses, Ltd., a Texas limited partnership, PSR Nurse Recruiting, Inc., a Texas corporation and PSR Nurses Holdings Corp., a Texas corporation and EACH PARENT ENTITY AND EACH OF ITS DIRECT AND INDIRECT SUBSIDIARIES Borrower represents and warrants to Bank that the information provided in this Information Certificate is true, correct and complete as of the date hereof.

         A.       IDENTIFICATION MATTERS

         1. The full, correct and current name of each Credit Party as it appears in such Credit Party's Organizational Documents is: PLEASE SEE THE ATTACHED SCHEDULE OF IDENTIFICATION MATTERS.





         2. Each Credit Party's type of organization is:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 TYPE OF ORGANIZATION
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF IDENTIFICATION MATTERS.
------------------------------------------------------------ ---------------------------------------------------------


         3. Each Credit Party's jurisdictions of organization are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 JURISDICTION OF ORGANIZATION
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF IDENTIFICATION MATTERS.
------------------------------------------------------------ ---------------------------------------------------------


         4. Each Credit Party's jurisdictions of qualification are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 JURISDICTIONS OF QUALIFICATION
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF IDENTIFICATION MATTERS.
------------------------------------------------------------ ---------------------------------------------------------


         5. Each Credit Party's organizational identification number is:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 ORGANIZATIONAL IDENTIFICATION NUMBER
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF IDENTIFICATION MATTERS.
------------------------------------------------------------ ---------------------------------------------------------

                                       2

         6. Any names of a Credit Party (as appearing in such Person's
Organizational Documents) not specified above in Item 1 that such Credit Party has had during the 5 year period preceding the Closing Date are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 ADDITIONAL NAMES
------------------------------------------------------------ ---------------------------------------------------------
SEE SCHEDULE 11(i) TO THE LOAN AND SECURITY AGREEMENT
DATED JUNE __, 2004 BY AND AMONG THE BANK AND THE CREDIT
PARTIES (THE "LOAN AGREEMENT").
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

         B.       LEGAL MATTERS

         7. The officers of each Credit Party and their respective titles are:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             TITLE                                  NAME
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF
LEGAL MATTERS.
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

         8. The members of the Board of Directors of each Credit Party (or, if such Credit Party is a limited partnership, the general partner or, if such Credit Party is a limited liability company, the managers) are:

------------------------------------------------------------ ---------------------------------------------------------
CREDIT PARTY                                                 BOARD OF DIRECTORS / GENERAL PARTNER / MANAGERS
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF LEGAL MATTERS.
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

         9. The Affiliates of each Credit Party are as follows and, except as set forth below, no Credit Party is party to any agreements with any such
Affiliate:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             AFFILIATES                             AGREEMENTS WITH AFFILIATES
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
PLEASE SEE THE ATTACHED SCHEDULE OF
LEGAL MATTERS.
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

         10. A list of all of the material contracts to which any Credit Party is a party or by which such Credit Party is bound is set forth below. For purposes of this Item 10, the list of "material contracts" should include any long term or significant customer agreements, long term or significant supply agreements, real estate leases, agreements pursuant to which intellectual property is licensed or other material licensing agreements, employment agreements, collective bargaining agreements, management and consulting agreements requiring payment of more than $25,000 in any year and equity holders' agreements.

Registration rights granted pursuant to that certain Registration Rights Agreement, dated as of December 17, 2003 by and between Crdentia Corp. and the investors listed on SCHEDULE A thereto. See Exhibit 4.2 to Crdentia Corp.'s report on Form 8-K filed with the SEC on December 30, 2003.

Stock Purchase Agreement, dated as of May 18, 2003, by and between Crdentia Corp., MedCap Partners L.P. and the stockholders listed on EXHIBIT A thereto. See Exhibit 10.1 Crdentia Corp.'s report on Form 8-K filed with the SEC on May 20, 2004.

Options to purchase 7,000,000 shares of Crdentia Corp.'s Common Stock granted to James D. Durham, Crdentia Corp.'s Chairman and Chief Executive Officer, on December 31, 2003 and a bonus agreement executed in connection therewith. See Exhibits 10.1, 10.2 and 10.3 to the Crdentia Corp.'s report on Form 8-K filed with the SEC on January 12, 2003.

Option to purchase up to 100,000 shares of Crdentia Corp.'s Common Stock at an exercise price of $0.96 per share made by Crdentia Corp. to each of two members of its Board of Directors on December 16, 2003.

Option to purchase up to 618,224 shares of Crdentia Corp.'s Common Stock at an exercise price of $0.96 made by Crdentia Corp. to Pamela Atherton, its President, on December 16, 2003.

Executive Employment Agreement by and between Crdentia Corp. and Ms. Atherton dated on or about December 16, 2003, pursuant to which Ms. Atherton will be granted one or more options to purchase a number of shares of Crdentia Corp.'s Common Stock equal to five and two hundred and ninths percent (5.209%) of that aggregate number of (a) additional shares of Common Stock issued in connection with any Acquisition (as defined therein), plus (b) subject to certain limitations, the aggregate maximum number of additional shares of Common Stock, or any warrant, option, purchase right or similar agreement or arrangement granted in connection with such Acquisition (whether or not such shares are ever issued but excluding any compensatory options or other equity-based incentives granted to service providers on or after the closing date of such Acquisition.

Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "NAS Merger Agreement"). SEE
Exhibit 2.1 to the report on Form 8-K filed with the SEC on September 3, 2003.

Agreement and Plan of Reorganization dated as of November 4, 2003 by and among Crdentia Corp., PSR Acquisition Corporation, PSR Holdings Acquisition Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. (the "PSR Merger Agreement"), pursuant to which Crdentia Corp. obtained a 100% ownership interest in PSR Nurses, Ltd. (through its acquisition of PSR Nurse Recruiting, Inc., the sole general partner of PSR Nurses, Ltd. and PSR Nurses Holdings Corp., the sole limited partner of PSR Nurses, Ltd.). Crdentia Corp. uses offices leased by PSR Nurses, Ltd. as its principal executive offices, a substantial number of Crdentia Corp.'s staff is PSR Nurses, Ltd. personnel, and Crdentia Corp. uses some PSR Nurses, Ltd. deposit accounts. In addition, Crdentia Corp. uses the personnel and bank accounts of several of its other subsidiaries.

Common Stock Purchase Agreement dated May 15, 2002 by and between Crdentia Corp. and the parties thereto. See Exhibit 10.1 to Crdentia Corp.'s report on Form 8-K filed with the SEC on August 22, 2002.

Convertible Subordinated Promissory Note dated August 28, 2003 in the principal amount of $50,000 made payable to James D. Durham.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the R.P. Oliver Community Propoerty Trust dated 5/5/75.

Subordinated Promissory Note dated September 22, 2003 in the principal amount of $1,650,000.00 made payable by Crdentia Corp. to Nick Liuzza, Jr.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $22,500 made payable to Deborah A. McDonnell.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $50,432 made payable to Robert Kenneth.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $41,506 made payable to Robert Kenneth.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $1,200,000 made payable to Robin Riddle.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $300,000 made payable to Robert Dillon.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $200,000 made payable to Anthony D. Errico.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $25,000 made payable to Health Care Investment Visions, LLC

Convertible Subordinated Promissory Note dated September 30, 2003 in the principal amount of $25,000 made payable to David A. Levenson and Ron E. Rubinstein, Tenants in Common.

Convertible Subordinated Promissory Note dated October 16, 2003 in the principal amount of $120,000 made payable to Aydah Kytay

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Donald L. Bolich IRA.

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Steven P. Covey.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $15,000 made payable to Dorothy E. Elliot Revocable Trust U/A dated 10/02/98.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $25,000 made payable to Donald B. Gustafson and Beverly J. Gustafson, Co-Trustees of the Gustafson Family Trust, dated 04/03/85.

         11. Except as set forth below, the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby will not violate, conflict with or cause a breach of, or result in the creation of a Lien under, any of the agreements identified in Item 10, any Credit Party's Organizational Documents or applicable law: NONE



         12. The following consents shall have been obtained on or prior to the Closing Date in connection with the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby: NONE



         13. Each Credit Party's fiscal year ends on December 31 of each year.



         14. The authorized equity securities of each Credit Party, and the identity of the holders of issued equity securities with the percentage of their fully-diluted ownership of such Credit Party, are as set forth on the Capitalization Schedule attached hereto. Any preemptive or other outstanding rights, warrants, options, conversion rights or similar agreements or understandings are described on the Capitalization Schedules. IN ADDITION, PLEASE SEE CRDENTIA CORP.'S DEFINITIVE PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SEC ON APRIL 28, 2004.

         15. A brief description of each Credit Party's Pension Plans is: NONE



         16. During the 5 year period preceding the Closing Date neither any Credit Party has been party to any merger, consolidation, stock acquisition or purchase of all or a substantial portion of the assets of any Person, except:

                  Agreement and Plan of Reorganization, dated as of June 19, 2003, by and among Crdentia Corp., Baker Anderson Christie, Inc., BAC Acquisition Corporation and certain stockholders of Baker Anderson Christie, Inc., as amended by that certain Amendment No. 1 made and entered into effective as of July 31, 2003.

                  Agreement and Plan of Reorganization, dated as of July 16, 2003, by and among Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation and certain shareholders of Nurses Network, Inc., as amended by Amendment No. 1 made and entered into effective as of September 9, 2003.

                  Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc.

                  Agreement and Plan of Reorganization, dated as of November 4, 2003, by and among Crdentia Corp., PSR Acquisition Corporation, PSR Holdings Acquisition Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp

         C.       NATURE OF OPERATIONS AND LOCATIONS

         17. The following is a brief description of each Credit Party's business:

------------------------------------------- ------------------------------------
CREDIT PARTY                                BUSINESS DESCRIPTION
------------------------------------------- ------------------------------------

------------------------------------------- ------------------------------------
All Credit Parties                          Healthcare staffing services
------------------------------------------- ------------------------------------

------------------------------------------- ------------------------------------

------------------------------------------- ------------------------------------

------------------------------------------- ------------------------------------

         18. Each location at which any Credit Party maintains any books, records, inventory, equipment or other assets is set forth in the table below, including for each such location a street address, the approximate size, an indication of whether the location is owned by the applicable Credit Party, leased by the applicable Credit Party (and, if so, the name and address of the owner of the location) or operated by a third party, such as a warehouseman or processor (and, if so, the name and address of such third party). The chief executive office of each Credit Party is indicated in the table below with an asterisk (*). In addition, the legal descriptions for any leased or owned real estate at which any Credit Party maintains any equipment are set forth on the Real Estate Schedule attached hereto.

----------------------- ----------------------- ----------- ---------------------- --------------------------------------
CREDIT PARTY            ADDRESS                 SIZE        OWNED/LEASED/OPERATED  NAME AND ADDRESS OF OWNER (IF
                                                            BY THIRD PARTY         LEASED) OR THIRD-PARTY OPERATOR (IF
                                                                                   OPERATED BY A THIRD PARTY)
----------------------- ----------------------- ----------- ---------------------- --------------------------------------
Crdentia Corp.          14114 Dallas Parkway,   16,533      Leased                 Merit 99 Office Portfolio, L.P.
                        Dallas, TX *                                               5720 LBJ Freeway, Suite 400
                                                                                   Dallas, TX 75254
----------------------- ----------------------- ----------- ---------------------- --------------------------------------
Crdentia Corp.          2124 Union Street,      2,487       Leased                 Jenny Cheung
                        Suite D,                                                   2713 Arguello Drive
                        San Francisco, CA                                          Burlingame, CA 94010

----------------------- ----------------------- ----------- ---------------------- --------------------------------------
Crdentia Corp.          3522 Vann Road,         1,100       Leased                 Trussville Properties, Inc.
                        Birmingham, AL                                             PO Box 185
                                                                                   Trussville, AL 35173
----------------------- ----------------------- ----------- ---------------------- --------------------------------------
Crdentia Corp.          174 Bellevue Avenue,                Leased                 Travers Associates, LP
                        Suite 315, Newport, RI  300                                c/o Private Properties
                                                                                   555 Thames Street
                                                                                   Newport, RI 2840
----------------------- ----------------------- ----------- ---------------------- --------------------------------------
Crdentia Corp.          1114 Seventeenth        1,170       Leased                 Ted Welch Investments
                        Avenue, Nashville, TN                                      The Tower, Suite 2920
                                                                                   611 Commerce Street
                                                                                   Nashville, TN 37203
----------------------- ----------------------- ----------- ---------------------- --------------------------------------


         19. The addresses of any locations not specified in Item 18 where any Credit Party has maintained inventory, books, records, equipment or other assets during the 4 month period preceding the Closing Date are:

---------------------------------------- ---------------------------------------
CREDIT PARTY                             ADDRESS
---------------------------------------- ---------------------------------------
NONE
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------

         D.       FINANCING MATTERS

         20. No Credit Party has any Debt or any contingent obligations which would become Debt if they were non-contingent, except for the following:

Subordinated Promissory Note dated September 22, 2003 in the principal amount of $1,650,000.00 made payable by Crdentia Corp. to Nick Liuzza, Jr.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $22,500 made payable to Deborah A. McDonnell.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $50,432 made payable to Robert Kenneth.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $41,506 made payable to Robert Kenneth.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $1,200,000 made payable to Robin Riddle.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated August 28, 2003 in the principal amount of $50,000 made payable to James D. Durham.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the R.P. Oliver Community Property Trust dated 5/5/75.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $300,000 made payable to Robert Dillon.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $200,000 made payable to Anthony D. Errico.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $25,000 made payable to Health Care Investment Visions, LLC

Convertible Subordinated Promissory Note dated September 30, 2003 in the principal amount of $25,000 made payable to David A. Levenson and Ron E. Rubinstein, Tenants in Common.

Convertible Subordinated Promissory Note dated October 16, 2003 in the principal amount of $120,000 made payable to Aydah Kytay

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Donald L. Bolich IRA.

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Steven P. Covey.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $15,000 made payable to Dorothy E. Elliot Revocable Trust U/A dated 10/02/98.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $25,000 made payable to Donald B. Gustafson and Beverly J. Gustafson, Co-Trustees of the Gustafson Family Trust, dated 04/03/85.



         21. Any current creditors of any Credit Party that will be refinanced in connection with the funding of the initial Loans and any letters of credit currently outstanding on behalf of any Credit Party (together with an indication of whether any such letters of credit will be replaced or collateralized on the Closing Date) are as follows:

------------------ ----------------------------- -------------------------------
CREDIT PARTY       CREDITORS TO BE REFINANCED    LETTERS OF CREDIT / REPLACED OR
                                                 COLLATERALIZED
------------------ ----------------------------- -------------------------------
NONE
------------------ ----------------------------- -------------------------------

------------------ ----------------------------- -------------------------------

------------------ ----------------------------- -------------------------------

------------------ ----------------------------- -------------------------------

         22. Each Credit Party's assets are owned free and clear of any consensual Liens, except for the consensual Liens set forth on the Lien Schedule attached hereto. NONE



         23. No Credit Party has made any loans to, or otherwise made any Investments in, any other Persons, except as follows: NONE



         24. No Credit Party is obligated to pay any management, consulting or similar professional advisory fees, except:

AGREEMENT WITH LEK CONSULTING LLC

AGREEMENT WITH PEARL MEYER & PARTNERS

SEE SCHEDULE 11(i) TO THE LOAN AND SECURITY AGREEMENT.

         25. Any broker's or similar fees which will be owing in connection with the consummation of the transactions contemplated by the Loan Documents are: A FEE WILL BE OWING TO ROTH CAPITAL PARTNERS



         E.       REGULATORY MATTERS AND DISPUTES

         26. Any actions, suits, judgments or proceedings pending against, or, to Borrower's knowledge, threatened against or affecting, any Credit Party before any court or arbitrator or any governmental body, agency or official, are described on the Litigation Schedule attached hereto. NONE





         27. All of the material licenses, permits and certificates necessary to the operation of any Credit Party's business are:

-------------------------------------- -----------------------------------------
CREDIT PARTY                           LICENSES / PERMITS / CERTIFICATES
-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------
PLEASE SEE THE ATTACHED MATERIAL
LICENSES, PERMITS AND CERTIFICATE
SCHEDULES
-------------------------------------- -----------------------------------------


         28. Any strikes or other labor disputes pending or, to Borrower's knowledge, threatened, against any Credit Party are: NONE



         29. Any notices of non-compliance received by any Credit Party from any governmental authority during the 5 year period preceding the Closing Date with respect to any Environmental Laws, securities laws or regulations, tax laws or regulations, laws or regulations addressing the sale or distribution of durable medical equipment, health and safety laws or regulations or ERISA are as follows: NONE



         F.       SPECIAL COLLATERAL

         30. All of the financial institutions at which any Credit Party maintains any deposit accounts, investment accounts, securities accounts or similar accounts, together with the account number and a description for each such account, are:


-------------------------------- ------------------------------------- ------------------------- ---------------------
CREDIT PARTY                     FINANCIAL INSTITUTION(S) WHERE        ACCOUNT NUMBERS           DESCRIPTIONS OF
                                 ACCOUNTS MAINTAINED                                             ACCOUNTS
-------------------------------- ------------------------------------- ------------------------- ---------------------
Crdentia Corp.                   Comerica Bank                         1892275403                Operating
-------------------------------- ------------------------------------- ------------------------- ---------------------
PSR Nurses, Ltd.                 Legacy Bank of Texas                  888321                    Payroll
-------------------------------- ------------------------------------- ------------------------- ---------------------
PSR Nurses, Ltd.                 Legacy Bank of Texas                  888339                    Operating
-------------------------------- ------------------------------------- ------------------------- ---------------------
New Age Staffing, Inc.           Whitney Bank                          715-083-112               Operating
-------------------------------- ------------------------------------- ------------------------- ---------------------
New Age Staffing, Inc.           Whitney Bank                          715-083-120               Payroll
-------------------------------- ------------------------------------- ------------------------- ---------------------
Baker Anderson Christie, Inc.    West American Bank                    924-00703-02              Credit card clearing
-------------------------------- ------------------------------------- ------------------------- ---------------------
Baker Anderson Christie, Inc.    West American Bank                    924-00707-3               Payroll
-------------------------------- ------------------------------------- ------------------------- ---------------------
Nurses Network, Inc.             Bank of America                       00665-04059               Operating
-------------------------------- ------------------------------------- ------------------------- ---------------------
PSR Nurses, Ltd.                 Bank One, N.A.                        000000636694283           Operating
-------------------------------- ------------------------------------- ------------------------- ---------------------
PSR Nurses, Ltd.                 Bank One, N.A.                        000000649350550           ATM/Debit Cards
-------------------------------- ------------------------------------- ------------------------- ---------------------
New Age Staffing, Inc.           Regions Bank                          03-0499-2709              Payroll
-------------------------------- ------------------------------------- ------------------------- ---------------------

         31. All of the items of intellectual property owned by or licensed to any Credit Party, together with the registration or application number for each such item of intellectual property (if registered or if an application for registration has been submitted), are:

------------------------------- ---------------------------- ---------------------------- ----------------------------
CREDIT PARTY                    PATENTS / REGISTRATION OR    TRADEMARKS / REGISTRATION    COPYRIGHTS / REGISTRATION
                                APPLICATION NUMBERS          OR APPLICATION NUMBERS       OR APPLICATION NUMBERS
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
NONE
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------

         32. No Credit Party has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except: NONE



         33. No Credit Party owns any equipment subject to a certificate of title statute (including, without limitation, any motor vehicles), except: NONE



         34. No Credit Party owns any assets that are of a type in which a lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation, except for the intellectual property identified in Item 31 above and except: NONE

         35. No Credit Party has any letter of credit rights, any interests in commercial tort claims or any documents of title, except: NONE



         G.       HEALTHCARE MATTERS

         36. Each Credit Party is certified for participation in the Medicare program in the following jurisdictions:

------------------------------ ---------------------------- ----------------------------- ----------------------------
CREDIT PARTY                   REGION (A, B, C, D)          CARRIER/INTERMEDIARY NAME     SUPPLIER/PROVIDER NUMBER
------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------
NONE
------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

------------------------------ ---------------------------- ----------------------------- ----------------------------

37. Each Credit Party is certified for participation in the Medicaid programs offered by the following states:

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             STATE                                  MEDICAID SUPPLIER NUMBER
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
NONE
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

         38. No Credit Party is accredited by a private health care organization accreditation agency, except: NONE



         39. No Credit Party has received notice of non-compliance with state or federal laws or regulations addressing health care fraud and abuse, except: NONE



         40. No Credit Party has received notice of non-compliance with any of the regulations promulgated under the Health Insurance Portability and Accountability Act which currently are in effect, except: NONE


         H.      CONTACT INFORMATION

         41.     Legal Counsel for the Company is as follows:

                 Name of the Firm:                                 MORRISON & FOERSTER LLP
                                                                   -----------------------------------

                 Address:                                          3811 VALLEY CENTRE DRIVE, SUITE 500
                                                                   -----------------------------------
                                                                   SAN DIEGO, CA 92103
                                                                   -----------------------------------


                 Partner Handling Relationship:                    STEVEN G. ROWLES
                                                                   -----------------------------------

                 Telephone:                                        (858) 720-5198
                                                                   -----------------------------------

                 Telecopier:                                       (858) 523-2810
                                                                   -----------------------------------

                 E-Mail:                                           srowles@mofo.com
                                                                   -----------------------------------

42. The Certified Public Accountant for the Company is as follows:

                 Name of the Firm:                                 BDO SEIDMAN, LLP
                                                                   -----------------------------------

                 Address:                                          700 N. PEARL, SUITE 2000
                                                                   -----------------------------------
                                                                   DALLAS, TX 75201
                                                                   -----------------------------------

                 Partner Handling Relationship:                    TERRY ORR
                                                                   -----------------------------------

43. The Insurance Broker/Bank for the Corporation is as follows:

                 Name of the Firm:                                 ALLIED INSURANCE COMPANY
                                                                   -----------------------------------

                 Address:                                          8214 WESTCHESTER DRIVE, SUITE 420
                                                                   -----------------------------------
                                                                   DALLAS, TX 75225
                                                                   -----------------------------------

                 Partner Handling Relationship:                    RON COZORT
                                                                   -----------------------------------

                 Telephone:                                        (214) 739-5443
                                                                   -----------------------------------

                 Telecopier:                                       (214) 691-1622
                                                                   -----------------------------------

                 E-Mail:                                           ronc@alliedins.com
                                                                   -----------------------------------


                            [Signature page follows]

                   (SIGNATURE PAGE TO INFORMATION CERTIFICATE)


         Bank shall be entitled to rely upon the foregoing in all respects and the undersigned is duly authorized to execute and deliver this Information Certificate.

                                      Very truly yours,

                                      Crdentia Corp.


                                      By:
                                         ---------------------------------------
                                           Name:  WILLIAM S. LEFTWICH
                                           Title:  CHIEF FINANCIAL OFFICER


                                      Baker Anderson Christie, Inc.


                                      By:
                                         ---------------------------------------
                                           Name:  WILLIAM S. LEFTWICH
                                           Title:  CHIEF FINANCIAL OFFICER


                                      Nurses Network, Inc.


                                      By:
                                         ---------------------------------------
                                           Name:  WILLIAM S. LEFTWICH
                                           Title:  CHIEF FINANCIAL OFFICER


                                      New Age Staffing, Inc.


                                      By:
                                         ---------------------------------------
                                           Name:  WILLIAM S. LEFTWICH
                                           Title:  CHIEF FINANCIAL OFFICER


                                      PSR Nurse Recruiting, Inc.


                                      By:
                                         ---------------------------------------
                                           Name:  PAMELA G. ATHERTON
                                           Title:  CHIEF FINANCIAL OFFICER

                                      PSR Nurses Holdings Corp.


                                      By:
                                         ---------------------------------------
                                           Name:  PAMELA G. ATHERTON
                                           Title:  CHIEF FINANCIAL OFFICER


                                      PSR Nurses, Ltd.

                                      By: PSR Nurse Recruiting, Inc.


                                      By:
                                         ---------------------------------------
                                           Name:  PAMELA G. ATHERTON
                                           Title:  CHIEF FINANCIAL OFFICER

                              LIST OF SCHEDULES TO
                              --------------------
                             INFORMATION CERTIFICATE
                             -----------------------



Schedule of Identification Matters
Schedule of Legal Matters
Schedule of Affiliates
Capitalization Schedules
Material Licenses, Permits and Certification Schedules


A.       SCHEDULE OF IDENTIFICATION MATTERS

        1.       Crdentia Corp.
                 Baker Anderson Christie, Inc.
                 Nurses Network, Inc.
                 New Age Staffing, Inc.
                 PSR Nurses, Ltd.
                 PSR Nurse Recruiting, Inc.
                 PSR Nurses Holdings Corp.

        2.       CREDIT PARTY                                       TYPE OF ORGANIZATION
                 ------------                                       --------------------

                 Crdentia Corp.                                     Corporation
                 Baker Anderson Christie, Inc.                      Corporation
                 Nurses Network, Inc.                               Corporation
                 New Age Staffing, Inc.                             Corporation
                 PSR Nurses, Ltd.                                   Limited Partnership
                 PSR Nurse Recruiting, Inc.                         Corporation
                 PSR Nurses Holdings Corp.                          Corporation

        3.       CREDIT PARTY                                       JURISDICTION OF ORGANIZATION
                 ------------                                       ----------------------------

                 Crdentia Corp.                                     Delaware
                 Baker Anderson Christie, Inc.                      California
                 Nurses Network, Inc.                               California
                 New Age Staffing, Inc.                             Delaware
                 PSR Nurses, Ltd.                                   Texas
                 PSR Nurse Recruiting, Inc.                         Texas
                 PSR Nurses Holdings Corp.                          Texas

        4.       CREDIT PARTY                                       JURISDICTIONS OF QUALIFICATION
                 ------------                                       ------------------------------

                 Crdentia Corp.                                     Delaware, California
                 Baker Anderson Christie, Inc.                      California
                 Nurses Network, Inc.                               California
                 New Age Staffing, Inc.                             Delaware, Alabama, California, Louisiana, Maryland,
                                                                    New Jersey, Rhode Island, Texas
                 PSR Nurses, Ltd.                                   Texas, Alabama, Alaska, Arizona, Arkansas,
                                                                    California, Colorado, Connecticut, Delaware, Florida,
                                                                    Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                                                                    Kansas, Kentucky, Louisiana, Maine, Maryland,
                                                                    Massachusetts, Michigan, Minnesota, Mississippi,
                                                                    Missouri, Montana, Nebraska, Nevada, New Jersey, New
                                                                    Mexico, New York, North Carolina, Ohio, Oklahoma,
                                                                    Oregon, Pennsylvania, South Carolina, Tennessee,
                                                                    Utah, Vermont, Virginia, District of Columbia,
                                                                    Washington, West Virginia, Wisconsin

                                       18

                 PSR Nurse Recruiting, Inc.                         Texas, Florida, Illinois, Massachusetts, Mississippi,
                                                                    Montana, New Mexico, North Carolina, Oregon, District
                                                                    of Columbia
                 PSR Nurses Holdings Corp.                          Texas

        5.       CREDIT PARTY                                       ORGANIZATIONAL IDENTIFICATION NUMBER
                 ------------                                       ------------------------------------

                 Crdentia Corp.                                     2811491
                 Baker Anderson Christie, Inc.                      1966662
                 Nurses Network, Inc.                               2061673
                 New Age Staffing, Inc.                             3696669
                 PSR Nurses, Ltd.                                   15413710
                 PSR Nurse Recruiting, Inc.                         163624300
                 PSR Nurses Holdings Corp.                          800246596

B.       SCHEDULE OF LEGAL MATTERS

        7.       CREDIT PARTY                             TITLE                        NAME
                 ------------                             -----                        ----

                 Crdentia Corp.                           CEO                          James D. Durham
                                                          President                    Pamela G. Atherton
                                                          CFO, Secretary               William S. Leftwich
                 Baker Anderson Christie, Inc.            CEO                          James D. Durham
                                                          CFO, Secretary
                                                          Treasurer                    William S. Leftwich
                 Nurses Network, Inc.                     CEO                          James D. Durham
                                                          CFO, Secretary
                                                          Treasurer                    William S. Leftwich
                 New Age Staffing, Inc.                   CEO                          James D. Durham
                                                          CFO, Secretary
                                                          Treasurer                    William S. Leftwich
                 PSR Nurse Recruiting, Inc.               CEO                          James D. Durham
                                                          CFO, Secretary
                                                          Treasurer                    Pamela G. Atherton
                 PSR Nurses Holdings Corp.                CEO                          James D. Durham
                                                          CFO, Secretary
                                                          Treasurer                    Pamela G. Atherton

        8.       CREDIT PARTY                             BOARD OF DIRECTORS/GENERAL PARTNER
                 ------------                             ----------------------------------

                 Crdentia Corp                            James D. Durham, Joseph M. DeLuca, Thomas F. Herman, Robert
                                                          J. Kenneth, Robert P. Oliver, C. Fred Toney
                 Baker Anderson Christie, Inc.            James D. Durham
                 Nurses Network, Inc.                     James D. Durham
                 New Age Staffing, Inc.                   James D. Durham
                 PSR Nurses, Ltd.                         PSR Nurse Recruiting, Inc.
                 PSR Nurse Recruiting, Inc.               James D. Durham, Pamela G. Atherton
                 PSR Nurses Holdings Corp.                James D. Durham, Pamela G. Atherton

9.       SCHEDULE OF AFFILIATES
         ----------------------

The Affiliates of each Credit Party are as follows and, except as set forth below, no Credit Party is party to any agreements with any such Affiliate.

---------------------------------------- -------------------------------------- --------------------------------------
CREDIT PARTY                             AFFILIATES                             AGREEMENTS WITH AFFILIATES
---------------------------------------- -------------------------------------- --------------------------------------
Crdentia Corp.                           Parent entity                          None
---------------------------------------- -------------------------------------- --------------------------------------
Baker Anderson Christie, Inc.            Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
Nurses Network, Inc.                     Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
New Age Staffing, Inc.                   Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
PSR Nurses, Ltd.                         Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
PSR Nurse Recruiting, Inc.               Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
PSR Nurses Holdings Corp.                Subsidiary of Crdentia Corp.           None
---------------------------------------- -------------------------------------- --------------------------------------
Crdentia Corp.                           MedCap Partner, L.P.                   Subscription Agreement; Registration
                                                                                Rights Agreement
---------------------------------------- -------------------------------------- --------------------------------------

14.      CAPITALIZATION SCHEDULE
         -----------------------

Schedule of ownership interests, subsidiaries

-------------------------------------- ------------------------------ ----------------------- ------------------------------
Subsidiary                             Stockholder and % interest     Certificate number      Total authorized equity
                                                                      and shares/cert         securities
-------------------------------------- ------------------------------ ----------------------- ------------------------------
Baker Anderson Christie, Inc.          Crdentia Corp., 100%           1000 shares,            1000 shares authorized
                                                                      cert # C-1
-------------------------------------- ------------------------------ ----------------------- ------------------------------
Nurses Network, Inc.                   Crdentia Corp., 100%           1000 shares,            1000 shares authorized
                                                                      cert # C-1
-------------------------------------- ------------------------------ ----------------------- ------------------------------
New Age Staffing, Inc.                 Crdentia Corp., 100%           1000 shares,            1000 shares authorized
                                                                      cert # C-1
-------------------------------------- ------------------------------ ----------------------- ------------------------------
PSR Nurse Recruiting, Inc.             Crdentia Corp., 100%           1000 shares,            1000 shares authorized
                                                                      cert # C-1
-------------------------------------- ------------------------------ ----------------------- ------------------------------
PSR Nurses Holdings Corp.              Crdentia Corp., 100%           1000 shares,            1000 shares authorized
                                                                      cert # C-1
-------------------------------------- ------------------------------ ----------------------- ------------------------------
PSR Nurses, Ltd.                       Crdentia Corp., 100% owner     Not certificated        n/a
                                       of sole general partner PSR
                                       Nurse Recruiting, Inc. and
                                       100% owner of sole limited
                                       partner PSR Nurses Holdings
                                       Corp.
-------------------------------------- ------------------------------ ----------------------- ------------------------------


                                                          CRDENTIA CORP.
                                                       CAPITALIZATION TABLE

    DATE        NUMBER      WEIGHTED       TOTAL       CASH         ISSUED      PRICE       TOTAL
     OF        OF SHARES     AVERAGE       PRICE     RECEIVED    FOR SERVICES    PER       SHARES
  ISSUANCE      ISSUED     SHARES (BSC)    PAID     BY COMPANY    TO COMPANY    SHARE    OUTSTANDING             COMMENTS
------------- ------------ ------------ ----------- ------------ ------------ --------- ------------ -------------------------------
    1/9/1998  2,250,000                   $ 225.00                   $225.00   $0.0001    2,250,000  Issued to founders for services
                                                                                                     rendered
   8/31/1998                                                                              2,250,000  End of FY98
  10/30/1998  2,750,000                          -                                  $-    5,000,000  Issued to four individuals for
                                                                                                     future services
  10/30/1998  (2,750,000)                        -                                  $-    2,250,000  Shares cancelled
   11/5/1998    500,000                  25,000.00                 25,000.00   $0.0500    2,750,000  Satisfy debt owed to four
                                                                                                     individuals who rendered
                                                                                                     services
    3/3/1999  2,325,200                     232.00                    232.00   $0.0001    5,075,200  Satisfy debt owed to eight
                                                                                                     individuals who rendered
                                                                                                     services
   8/31/1999                 3,812,633                                                               End of FY99
   3115/2000  1,219,800                     122.00                    122.00   $0.0001    6,295,000  Satisfy debt owed to ten
                                                                                                     individuals who rendered
                                                                                                     services
   4/20/2000     45,000                  45,000.00    45,000.00                $1.0000    6,340,000  Sale of shares under Reg D
   8/31/2000                 5,654,793                                                    6,340,000  End of FY00
   10/2/2000    660,000                      66.00                     66.00   $0.0001    7,000,000  Issued for consulting services
                                                                                                    (returned on 7/10/01; see below)
   10/6/2000     10,000                  10,000.00     5,000.00     5,000.00   $1.0000    7,010,000  Lifen received $5K cash and
                                                                                                     $5K in services
   11/8/2000     10,000                   5,000.00     5,000.00                $0.5000    7,020,000  Sale of shares
  11/28/2000     20,000                  10,000.00    10,000.00                $0.5000    7,040,000  Sale of shares
    1/2/2001     14,000                   7,000.00     7,000.00                $0,5000    7,054,000  Sale of shares
    1/4/2001     20,000                  10,000.00    10,000.00                $0.5000    7,074,000  Sale of shares
   1/22/2001      4,000                   2,000.00     2,000.00                $0.5000    7,078,000  Sale of shares
   1/24/2001     10,000                   5,000.00     5,000.00                $0.5000    7,088,000  Sale of shares
    5/2/2001    500,000                 250,000.00   250,000.00                $0.5000    7,588,000  Lifen received $100K in May,
                                                                                                     $50K ea in June, Jul. and Aug
   7/10/2001   (530,000)                         -                                  $-    7,058,000  Shares issued on 10/2/00
                                                                                                     returned and cancelled (see
                                                                                                    "Ownership History" for details)
  8/31/20001                 6,729,967                                                    7,058,000  End of FY01
  11/16/2001    366,000                      37.00                     37.00   $0.0001    7,424,000  Issued for consulting services
  12/31/2001                 7,193,000                                                    7,424,000  4 Months Ended 12/31/2001
   3/31/2002                 7,424,000                                                    7,424,000  1Q02
   6/30/2002                 7,424,000                                                    7,424,000  2Q02
   8/16/2002    574,286                 402,150.00   402,150.00                $0.7003    7,998,286  Sale of stock to foreign
                                                                                                     investor
   8/16/2002  2,000,000                 100,000.00   100,000.00                $0.0500    9,998,286  Sale of stock to two investors
   8/31/2002                 7,452,582                                                    9,998,286  End of FY02
   9/30/2002                 8,683,162                                                    9,998,286  3Q02
   9/30/2002                 7,848,333                                                    9,998,286  9 m/e 9/30/02
  10/22/2002    300,000                   2,100.00                  2,100.00    $0.007   10,298,286  Shares granted to three
                                                                                                     directors (Joe DeLuca; Bob
                                                                                                     Kenneth; Bob Oliver
   11/1/2002    399,931                   2,666.67                  2,666.67   $0.0067  10,2698,217  Shares granted to Pam Atherton
   11/1/2002    299,949                   2,000.00                  2,000.00   40.0067   10,998,166  Shares granted to Lawrence
                                                                                                     Davis
  11/30/2002                10,349,896                                                   10,998,166  End of former 1Q03
  12/31/2002                10,514,620                                                   10,998,166  4 Months Ended 12/31/2002
  12/31/2002                 8,562,822                                                   10,998,166  Calendar Year Ended 12/31/02
   3/31/2003                10,998,166                                                   10,998,166  1Q03
   6/30/2003                10,998,166                                                   10,998,166  2Q03
   6/30/2003                10,998,166                                                   10,998,166  1H03
    8/6/2003  (3,048,000)                                                                 7,950,166  Return of shares by 11
                                                                                                     investors to facilitate receipt
                                                                                                     of financing
    8/7/2003    480,000                                                         $ 2.50    8,430,166  Issued to sellers of BAC to
                                                                                                     Crdentia
   9/23/2003  6,884,614                                                         $ 1.30   15,314,780  Issued to sellers of NAS to
                                                                                                     Crdentla
   9/30/2003                 9,981,561                                                   15,314,780  3Q03
   9/30/2003                10,655,574                                                   15,314,780  9 m/e 9/30/03
   10/2/2003    118,084                                                         $ 2.40   15,432,864  Issued to sellers of NN to
                                                                                                     Crdentia
  11/17/2003   (181,219)                                                                 15,251,645  buy back Larry Davis shares
   12/2/2003  3,418,789                                                                  18,670,434  Issued to sellers of PSR to
                                                                                                     Crdentia
   12/2/2003    167,623                                                         $ 2.44   18,838,057  Issued to Robin Riddle to
                                                                                                     convert $409,000 note
  12/31/2003                16,503,673                                                   18,838,057  4Q03
  12/31/2003                12,129,816                                                   18,838,057  Calendar Year Ended 12/31/03

                                                            #14.1 Capitalization


                                 Crdentia Corp.
                                 Capitalization


In addition to the common stock outstanding at 12/31/03, as illustrated on the enclosed Capitalization Schedule - Common, Crdentia has the following equity-related items outstanding: (copies attached)

PREFERRED STOCK -
-----------------
         Series A Convertible Preferred Stock:
                  O/S at 12/31/03   1,750,000 shares
                  O/S at 3/31/04            2,750,000 shares
                  -    Mandatory conversion to Common at $1/share after one year

CONVERTIBLE SUBORDINATED PROMISSORY NOTES:
-----------------------------------------
                  O/S at 3/31/04            $910,000
                  - Convertible at holders option to Common after one year at $1/share

STOCK PURCHASE RIGHT - J. Durham - 2,767,278 shares
--------------------
                  -    See attached copy of Stock Based Awards - Note 12 to the
                        12/31/03
                        Audited Financial Statements

STOCK OPTIONS -
---------------
         Thomas F. Herman                   12/16/03                     100,000
         C. Fred Toney                      12/16/03                     100,000
         Pamela Atherton                    12/22/03                     618,224
         James D. Durham                    12/31/03                   7,000,000
         William S. Leftwich                04/08/04                     331,512

27.      SCHEDULES OF MATERIAL LICENSES, PERMITS AND CERTIFICATES

All of the material licenses, permits and certificates necessary to the operation of any Credit Party's business are:

------------------------------------------ ---------------------------------------------------------------------------
CREDIT PARTY                               LICENSES / PERMITS / CERTIFICATES
------------------------------------------ ---------------------------------------------------------------------------
Crdentia & all subs                        See list of qualifications to transact business - previously provided
------------------------------------------ ---------------------------------------------------------------------------

------------------------------------------ ---------------------------------------------------------------------------
Baker Anderson Christie, Inc.              State of California Department of Health Services License
------------------------------------------ ---------------------------------------------------------------------------

------------------------------------------ ---------------------------------------------------------------------------
PSR Nurses, Ltd.                           Commonwealth of Kentucky Nursing Pool License
------------------------------------------ ---------------------------------------------------------------------------

------------------------------------------ ---------------------------------------------------------------------------
PSR Nurses, Ltd.                           State of Maine, Temporary Nurse Agency Certification
------------------------------------------ ---------------------------------------------------------------------------

------------------------------------------ ---------------------------------------------------------------------------
PSR Nurses, Ltd.                           Minnesota Department of Commerce, Exemption from Employee Leasing Company
                                           Registration Requirements
------------------------------------------ ---------------------------------------------------------------------------


CRDENTIA CORP.
EIN 76-0585701

                        AUTHORITY TO DO BUSINESS               DATE                  WITHHOLDING
                              FILE ACCOUNT                    ISSUED                   ACCOUNT
                              ------------                    ------                   -------
Alabama                    Certificate                         1/12/2004            0000420723
Alaska                     Certificate 84517F                  1/13/2004            APPLIED FOR
Arizona                    APPLIED FOR                                              APPLIED FOR
Arkansas                   Certificate                                              76-0585701
California                 Prior                                 Prior              235o9337-9
Colorado                   Additional Requests        filed corrected name change   26-48856
                                                                 notice
Connecticut                Additional Requests                                      Re-Sent App. 2/27/04
Delaware                   N/A                                     NA               APPLIED FOR
Dist. Of Columbia          Certificate                         1/27/2004            APPLIED FOR
Florida                    Certificate F04000000518            1/23/2004            APPLIED FOR
Georgia                    Certificate 0403255                 1/13/2004            2217945-JZ
Hawaii                     Certificate                         1/13/2004            10714518
Idaho                      Certificate C152611                 1/12/2004            002706545

Illinois                   Additional Requests                                      3494-9224
Indiana                    Certificate                         1/12/2004            01168040330010
Iowa                       Certificate W00370777               1/12/2004            76-05857010018

Kansas                     3600442                                                  APPLIED FOR
Kentucky                   Certificate 0577088.09              1/23/2004            016865
Louisiana                  Certificate 35633310X               1/22/2004            APPLIED FOR
Maine                      Certificate 20040599F               1/26/2004            75-058570100
Maryland                   APPLIED FOR                                              APPLIED FOR
Massachusetts              Certificate Stamp                   1/12/2004            APPLIED FOR
Michigan                   Certificate                          2/2/2004            76-0585701
Minnesota                  Certificate 754933-2                1/14/2004            6816306
Mississippi                APPLIED FOR                                              APPLIED FOR
Missouri                   Certificate F00562775               1/12/2004            18635211
Montana                    Certificate F42887-275901           1/26/2004            Re-sent App 2/26/04
Nebraska                   Certificate 1000434055              1/12/2004            21-9247793
Nevada                     Additional Requests                                      APPLIED FOR
New Hampshire              Certificate                         1/15/2004            APPLIED FOR
New Jersey                 Certificate 0100919390              1/12/2004            Sent Tax Booklet
New Mexico                 Certificate 2436111                  3/4/2004            03-010122-00-0
New York                   Certificate 040122000609            1/22/2004            7605857014
North Carolina             Certificate C200401300154           1/13/2004            600454766
North Dakota               Certificate 10,371,900              1/26/2004            760585701-01
Ohio                       Additional Requests                                      52638650
Oklahoma                   Certificate 34048190                1/12/2004            APPLIED FOR
Oregon                     Certificate 195738-98               1/14/2004            01204097-1
Pennsylvania               Additional Requests                                      91o925-085
Rhode Island               Certificate                         1/12/2004            Sent Temporary Forms
South Carolina             Additional Requests                                      25455916-0
South Dakota               Certificate FB028148                1/23/2004            APPLIED FOR
Tennessee                  Certificate 00443036                1/13/2004            APPLIED FOR
Texas                      Certificate 800291471                1/9/2004            APPLIED FOR
Utah                       Certificate Stamp                   1/22/2004            Z78456
Vermont                    Certificate                                              430-760585701F-01
Virginia                   Certificate                                              0021137677

Washington                 Certificate 602-357-916             1/22/2004            Re-sent App.
West Virginia              Certificate 62868                   1/13/2004            Sent Tax Booklet
Wisconsin                  Certificate C058674                                      669555-5
Wyoming                    2004-00463219                                            APPLIED FOR

(continued on next page)



Alabama                       UNEMPLOYMENT                                 OTHER
Alaska                           ACCOUNT             RATE                 ACCOUNTS
Arizona                          -------             ----                 --------
Arkansas
California                  Re-Sent App. 2/27/04
Colorado                    APPLIED FOR
                            APPLIED FOR
Connecticut                 000260862                3.7
Delaware                    235o9337-9               3.4 & .1
Dist. Of Columbia           609213.00-1              0.0252
Florida
Georgia                     94-475-80                2.4
Hawaii                      Must have Employees
Idaho                       APPLIED FOR
                            APPLIED FOR
Illinois                    865364-04
Indiana                     APPLIED FOR
Iowa                        Must have
                            Employees-call
Kansas                      4382541
Kentucky                    519740
Louisiana                   Must have
Maine                       Employees-call
Maryland                    APPLIED FOR
Massachusetts               Must have Employees                Corp. Income Tax Acct 011840
Michigan                    Re-Sent App. 2/27/04
Minnesota                   0212738000               1.45
Mississippi                 APPLIED FOR
Missouri                    Re-Sent App. 2/27/04
Montana                     APPLIED FOR
Nebraska                    APPLIED FOR
Nevada                      84/23180/0/00            2.7
New Hampshire               APPLIED FOR
New Jersey                  807257
New Mexico                  0301322009               3.5
New York                    Must have Employees
North Carolina              145590
North Dakota                APPLIED FOR
Ohio                        APPLIED FOR
Oklahoma                    APPLIED FOR
Oregon                      03 29 462 6              1.2       Website PIN 635326
Pennsylvania                1001973
Rhode Island                Re-Sent App. 2/27/04
South Carolina              01-4205130
South Dakota                APPLIED FOR
Tennessee                   99-99941                 0.03752
Texas                       APPLIED FOR
Utah                        APPLIED FOR
Vermont                     APPLIED FOR
Virginia                    Must have Employees
                            09-750623-0              2.7
Washington                  C 7-384753o0             0.022
West Virginia               205 3922                           contact for rate when/if empl in state
Wisconsin                   0008112959               2.8
Wyoming
                            602-357-916-000          3.62      Workers Comp Rate .17855
                            APPLIED FOR                        contact for # & rate when/if empl in state
                            803202-000-7
                            Must have Employees

Red = Notes
Blue = Nurse currently in the State

                                    EXHIBIT E

                               NOTICE OF BORROWING

                       Date: ______________________, 20__

To: BRIDGE HEALTHCARE FINANCE, LLC, a Delaware limited liability company ("LENDER")

         This Borrowing Notice is furnished pursuant to Section 2 of that certain Loan and Security Agreement dated as of June 16, 2004 (as amended, modified, renewed or extended from time to time, the "AGREEMENT") among Crdentia Corp. ("CRDENTIA"), Baker Anderson Christie, Inc.("BAKER"), Nurses Network, Inc.("NURSES NETWORK"), New Age Staffing, Inc. ("NEW AGE"), PSR Nurses, Ltd. ("PSR LTD."), PSR Nurse Recruiting, Inc. ("PSR RECRUITING"), PSR Nurses Holdings Corp. ("PSR HOLDING") (Crdentia, Baker, Nurses Network, New Age, PSR Ltd., PSR Recruiting and PSR Holding each individually, and referred to collectively as, "BORROWER") and Lender. Unless otherwise defined herein, capitalized terms used in this Borrowing Notice have the meanings ascribed thereto in the Agreement.

         Borrower hereby notifies the Lender of its request of the following Revolving Loan:

         (1) Borrowing Date of Revolving Loan (must be a Business Day):
____________

         (2) Aggregate Amount of the Revolving Loan: $_________________________

         The Borrower hereby represents that, as of the date of this Borrowing
Notice:

         (a) There exists no Default or Event of Default and no Default or Event of Default shall result from this Revolving Loan.

         (b) The representations and warranties contained in Section 11 of the Agreement are true and correct as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date.

                                       CRDENTIA CORP.,
                                       a Delaware corporation


                                       By: ___________________________
                                       Name: _________________________
                                       Title: ________________________

                          SCHEDULE 1 - PERMITTED LIENS

NONE.

               SCHEDULE 11(B) - BUSINESS AND COLLATERAL LOCATIONS;
                               CERTAIN COLLATERAL

A. Borrower's business locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

         1. Principal place of business and location of originals and all copies of books, records and accounts:

                  14114 Dallas Parkway
                  Dallas, TX 75254

         2.       2124 Union Street, Suite D
                  San Francisco, CA 94123

         3.       3522 Vann Road
                  Birmingham, AL 35235

         4.       174 Bellevue Avenue, Suite 315
                  Newport, RI 02840

         5.       1114 Seventeenth Avenue
                  Nashville, TN 37212

B. Other locations of Collateral (including, without limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of Borrower. NONE

C.       Bank Accounts of Borrower:

                    BANK (WITH ADDRESS)               ACCOUNT NUMBER                     TYPE OF ACCOUNT
                    -------------------               --------------                     ---------------
        1.          Comerica Bank                     1892275403                         Operating

        2.          Legacy Bank of Texas              888321                             Payroll

        3.          Legacy Bank of Texas              888339                             Operating

        4.          Whitney Bank                      715-083-112                        Operating

        5.          Whitney Bank                      715-083-120                        Payroll

        6.          West American Bank                924-00703-02                       Credit card clearing

        7.          West American Bank                924-00707-3                        Payroll

        8.          Bank of America                   00665-04059                        Operating

        9.          Bank One, NA                      000000636694283                    Operating

        10.         Bank One, NA                      000000649350550                    ATM/Debit Cards

        11.         Regions Bank                      03-0499-2709                       Payroll

D.       Certain Collateral

                           a.       Intellectual Property -- NONE

                           b.       Instruments -- NONE

                           c.       Deposit Accounts --SEE ACCOUNTS LISTED UNDER
                                                       C ABOVE

                           d.       Investment Property - NONE

                           e.       Letter-of-Credit Rights -- NONE

                           f.       Chattel Paper -- NONE

                           g.       Documents -- NONE

                           h.       Commercial Tort Claims -- NONE

                           i.       Certificate of Title Goods -- NONE

                           j.       Collateral with Third Parties - NONE

                           SCHEDULE 11(G) - LITIGATION



         NONE.

                     SCHEDULE 11(I) - AFFILIATE TRANSACTIONS

         Registration rights granted pursuant to that certain Registration Rights Agreement, dated as of December 17, 2003 by and between Crdentia Corp. and the investors listed on SCHEDULE A thereto. SEE Exhibit 4.2 to Crdentia Corp.'s report on Form 8-K filed with the SEC on December 30, 2003.

         Stock Purchase Agreement, dated as of May 18, 2003, by and between Crdentia Corp., MedCap Partners L.P. and the stockholders listed on EXHIBIT A thereto. SEE Exhibit 10.1 Crdentia Corp.'s report on Form 8-K filed with the SEC on May 20, 2004.

         Options to purchase 7,000,000 shares of Crdentia Corp.'s Common Stock granted to James D. Durham, Crdentia Corp.'s Chairman and Chief Executive Officer, on December 31, 2003 and a bonus agreement executed in connection therewith. SEE Exhibits 10.1, 10.2 and 10.3 to the Crdentia Corp.'s report on Form 8-K filed with the SEC on January 12, 2003.

         Option to purchase up to 100,000 shares of Crdentia Corp.'s Common Stock at an exercise price of $0.96 per share made by Crdentia Corp. to each of two members of its Board of Directors on December 16, 2003.

         Option to purchase up to 618,224 shares of Crdentia Corp.'s Common Stock at an exercise price of $0.96 made by Crdentia Corp. to Pamela Atherton, its President, on December 16, 2003.

         Executive Employment Agreement by and between Crdentia Corp. and Ms. Atherton dated on or about December 16, 2003, pursuant to which Ms. Atherton will be granted one or more options to purchase a number of shares of Crdentia Corp.'s Common Stock equal to five and two hundred and ninths percent (5.209%) of that aggregate number of (a) additional shares of Common Stock issued in connection with any Acquisition (as defined therein), plus (b) subject to certain limitations, the aggregate maximum number of additional shares of Common Stock, or any warrant, option, purchase right or similar agreement or arrangement granted in connection with such Acquisition (whether or not such shares are ever issued but excluding any compensatory options or other equity-based incentives granted to service providers on or after the closing date of such Acquisition.

         Agreement and Plan of Reorganization, dated as of September 15, 2003, by and among Crdentia Corp., New Age Staffing, Inc., NAS Acquisition Corporation and the shareholders of New Age Staffing, Inc. (the "NAS Merger Agreement"). SEE
Exhibit 2.1 to the report on Form 8-K filed with the SEC on September 3, 2003.

         Agreement and Plan of Reorganization dated as of November 4, 2003 by and among Crdentia Corp., PSR Acquisition Corporation, PSR Holdings Acquisition Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. (the "PSR Merger Agreement"), pursuant to which Crdentia Corp. obtained a 100% ownership interest in PSR Nurses, Ltd. (through its acquisition of PSR Nurse Recruiting, Inc., the sole general partner of PSR Nurses, Ltd. and PSR Nurses Holdings

Corp., the sole limited partner of PSR Nurses, Ltd.). Crdentia Corp. uses offices leased by PSR Nurses, Ltd. as its principal executive offices, a substantial number of Crdentia Corp.'s staff is PSR Nurses, Ltd. personnel, and Crdentia Corp. uses some PSR Nurses, Ltd. deposit accounts. In addition, Crdentia Corp. uses the personnel and bank accounts of several of its other subsidiaries.

         Common Stock Purchase Agreement dated May 15, 2002 by and between Crdentia Corp. and the parties thereto. SEE Exhibit 10.1 to Crdentia Corp.'s report on Form 8-K filed with the SEC on August 22, 2002.

         Convertible Subordinated Promissory Note dated August 28, 2003 in the principal amount of $50,000 made payable to James D. Durham.

         Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

         Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the R.P. Oliver Community Propoerty Trust dated 5/5/75.

                      SCHEDULE 11(J) - NAMES & TRADE NAMES



------------------------------------ -------------------------------------------

BORROWER                             NAME AND TRADE NAMES
--------                             --------------------

------------------------------------ -------------------------------------------
Crdentia Corp.                       Crdentia Corp.


                                     Lifen, Inc.

                                     Digivision International, Ltd.
------------------------------------ -------------------------------------------
Baker Anderson Christie, Inc.        Baker Anderson Christie, Inc.

------------------------------------ -------------------------------------------
Nurses Network, Inc.                 Nurses Network, Inc.

------------------------------------ -------------------------------------------
New Age Staffing, Inc.               New Age Staffing, Inc.

------------------------------------ -------------------------------------------
PSR Nurses, Ltd.                     PSR Nurses, Ltd.

                                     PSR Nurses Limited Partnership
------------------------------------ -------------------------------------------
PSR Nurse Recruiting, Inc.           PSR Nurse Recruiting, Inc.

------------------------------------ -------------------------------------------
PSR Nurses Holdings Corp.            PSR Nurses Holdings Corp.

------------------------------------ -------------------------------------------

                          SCHEDULE 11(N) - INDEBTEDNESS

Subordinated Promissory Note dated September 22, 2003 in the principal amount of $1,650,000.00 made payable by Crdentia Corp. to Nick Liuzza, Jr.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $22,500 made payable to Deborah A. McDonnell.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $50,432 made payable to Robert Kenneth.

Subordinated Promissory Note dated October 2, 2003 in the principal amount of $41,506 made payable to Robert Kenneth.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $1,200,000 made payable to Robin Riddle.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $2,525,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated December 2, 2003 in the principal amount of $200,000 made payable to Professional Staffing Services, Inc. and Nursing Services Registry of Savannah, Inc.

Convertible Subordinated Promissory Note dated August 28, 2003 in the principal amount of $50,000 made payable to James D. Durham.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the DeLuca Trust, dated 1/7/00.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $50,000 made payable to the R.P. Oliver Community Propoerty Trust dated 5/5/75.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $300,000 made payable to Robert Dillon.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $200,000 made payable to Anthony D. Errico.

Convertible Subordinated Promissory Note dated September 2, 2003 in the principal amount of $25,000 made payable to Health Care Investment Visions, LLC

Convertible Subordinated Promissory Note dated September 30, 2003 in the principal amount of $25,000 made payable to David A. Levenson and Ron E. Rubinstein, Tenants in Common.

Convertible Subordinated Promissory Note dated October 16, 2003 in the principal amount of $120,000 made payable to Aydah Kytay

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Donald L. Bolich IRA.

Convertible Subordinated Promissory Note dated December 12, 2003 in the principal amount of $25,000 made payable to Steven P. Covey.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $15,000 made payable to Dorothy E. Elliot Revocable Trust U/A dated 10/02/98.

Convertible Subordinated Promissory Note dated December 3, 2003 in the principal amount of $25,000 made payable to Donald B. Gustafson and Beverly J. Gustafson, Co-Trustees of the Gustafson Family Trust, dated 04/03/85.

              SCHEDULE 11(P) - PARENT, SUBSIDIARIES AND AFFILIATES

         Crdentia Corp., through majority stock or membership ownership, controls the following entities:

         Baker Anderson Christie, Inc.

         Nurses Network, Inc.

         New Age Staffing, Inc.

         PSR Nurses, Ltd.

         PSR Nurse Recruiting, Inc.

         PSR Nurses Holdings Corp.



         Reference is made to the ownership by MedCap Partners L.P. of more than 10% of the outstanding securities of Crdentia Corp.

                            SCHEDULE 11(Q) - DEFAULTS


         NONE.

                     SCHEDULE 11(T) - ENVIRONMENTAL MATTERS


         NONE.

            SCHEDULE 11(X) - GOVERNMENT REIMBURSEMENT PROGRAM MATTERS


NONE.

                      SCHEDULE 11(Z) - LICENSES AND PERMITS


Reference is made to license number NR 00000530 issued by the State of Washington to PSR Nurses, Ltd. on March 19, 2003, which was valid until March 19, 2004.